Exhibit 99.2

Supplemental
Disclosure

Quarter ended June 30, 2023

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended June 30, 2023

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major CBSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and Youtube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended June 30, 2023

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Adjusted SOFR	Secured Overnight Financing Rate, plus 0.10%.

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA & Cash Adjusted EBITDA
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (loss), calculated in accordance with GAAP, excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Essential Tenants	Businesses deemed necessary for day-to-day living, such as grocery, pharmacy, and general merchandise (discount) businesses.

Generally Accepted Accounting Principals ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (loss), calculated in accordance with GAAP, excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent	Average ABR PSF over the lease term adjusted for tenant improvements and allowances, third party leasing commissions, and tenant specific landlord work (base building costs funded through tenant allowances). For purposes of calculating net effective rent, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition
PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

Number of Properties in Same Property NOI Analysis:
		Three Months Ended 6/30/23	Six Months Ended 6/30/23
	Total properties in Brixmor Property Group portfolio	365	365
	Acquired properties excluded from Same Property NOI	(4)	(7)
	Additional exclusions (1)	(10)	(11)
	Same Property NOI pool (2)	351	347

(1) Additional exclusions for the three months ended June 30, 2023 and 2022 include nine properties that were subject to partial dispositions in 2023 and 2022 and one property that was subject to a partial acquisition in 2023. Additional exclusions for the six months ended June 30, 2023 and 2022 include ten properties that were subject to partial dispositions in 2023 and 2022 and one property that was subject to a partial acquisition in 2023.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. One outparcel acquired in 2022 is excluded from the Same Property NOI pool for the three months ended June 30, 2023, and 2022. Two outparcels acquired in 2022 are excluded from the Same Property NOI pool for the six months ended June 30, 2023, and 2022.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted • EBITDA & Cash Adjusted EBITDA	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are useful to investors in measuring its operating performance because they exclude items included in net income that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, and Cash Adjusted EBITDA are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year, or income or expense associated with the Company’s captive insurance company, and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Six Months Ended
Summary Financial Results	6/30/23	6/30/22	6/30/23	6/30/22
Total revenues (page 6)	$ 309,793	$ 306,131	$ 621,237	$ 604,760
Net income (page 6)	56,408	87,791	168,654	167,297
Net income per diluted share (page 6)	0.19	0.29	0.56	0.56
NOI (page 10)	220,703	219,662	442,617	433,934
EBITDA (page 7)	193,343	221,602	442,720	433,351
EBITDAre (page 7)	206,222	198,621	408,231	393,049
Adjusted EBITDA (page 7)	201,909	200,025	403,976	394,486
Cash Adjusted EBITDA (page 7)	192,912	191,287	388,301	378,957
Nareit FFO (page 8)	157,093	148,899	308,719	294,274
Nareit FFO per diluted share (page 8)	0.52	0.49	1.02	0.98
Items that impact FFO comparability, net per share (page 8)	0.01	(0.00)	0.01	(0.00)
Dividends declared per share (page 8)	0.260	0.240	0.520	0.480
Dividend payout ratio (as % of Nareit FFO) (page 8)	49.8%	48.3%	50.6%	48.9%

	Three Months Ended
Summary Operating and Financial Ratios	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22
NOI margin (page 10)	73.5%	73.4%	73.0%	73.7%	74.1%
Same property NOI performance (page 11) (1)	2.7%	4.9%	7.3%	3.6%	6.7%
Fixed charge coverage, current quarter annualized (page 13)	4.3x	4.2x	4.1x	4.1x	4.2x
Fixed charge coverage, trailing twelve months (page 13)	4.1x	4.1x	4.1x	4.1x	4.0x
Net principal debt to Adjusted EBITDA, current quarter annualized (page 13) (2)	6.1x	6.1x	6.4x	6.4x	6.4x
Net principal debt to Adjusted EBITDA, trailing twelve months (page 13) (2)	6.1x	6.2x	6.4x	6.5x	6.6x

Outstanding Classes of Stock	As of 6/30/23	As of 3/31/23	As of 12/31/22	As of 9/30/22	As of 6/30/22
Common shares outstanding (page 13)	300,593	300,548	299,916	299,913	299,669

	Three Months Ended
Summary Acquisitions and Dispositions	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22
Aggregate purchase price of acquisitions (page 17)	$ 1,803	$ —	$ —	$ —	$ 251,125
Aggregate sale price of dispositions (page 18)	151,321	124,550	112,800	29,100	84,536
NOI adjustment for acquisitions and dispositions, net (3)	(408)

Summary Portfolio Statistics (4)	As of 6/30/23	As of 3/31/23	As of 12/31/22	As of 9/30/22	As of 6/30/22
Number of properties (page 26)	365	367	373	378	379
Percent billed (page 26)	90.4%	90.0%	90.2%	89.6%	89.0%
Percent leased (page 26)	94.1%	94.0%	93.8%	93.3%	92.5%
ABR PSF (page 26)	$ 16.60	$ 16.46	$ 16.19	$ 16.02	$ 15.90
New lease rent spread (page 29)	22.4%	43.4%	43.8%	32.2%	34.3%
New & renewal lease rent spread (page 29)	15.4%	19.2%	18.3%	14.2%	14.6%
Total - new, renewal & option lease rent spread (page 29)	12.9%	14.9%	14.8%	10.9%	12.5%
Total - new, renewal & option GLA (page 29)	2,302,495	2,453,972	2,589,069	2,791,073	2,885,438

2023 Guidance	Current	Previous (at 5/1/2023)	YTD
Nareit FFO per diluted share	$1.99 - $2.04	$1.97 - $2.04	$1.02
Same property NOI performance	2.5% - 3.5%	2.0% - 3.5%	3.9%

(1) Reflects same property NOI as reported for the specified period.
(2) Net principal debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2023

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	6/30/23	12/31/22
Assets
Real estate
Land	$1,799,837	$1,820,358
Buildings and tenant improvements	8,414,515	8,405,969
Construction in progress	146,807	129,310
Lease intangibles	519,869	542,714
	10,881,028	10,898,351
Accumulated depreciation and amortization	(3,078,542)	(2,996,759)
Real estate, net	7,802,486	7,901,592
Cash and cash equivalents	13,646	16,492
Restricted cash	1,214	4,767
Marketable securities	21,105	21,669
Receivables, net	253,791	264,146
Deferred charges and prepaid expenses, net	161,866	154,141
Real estate assets held for sale	—	10,439
Other assets	62,556	62,684
Total assets	$8,316,664	$8,435,930

Liabilities
Debt obligations, net	$4,913,212	$5,035,501
Accounts payable, accrued expenses and other liabilities	527,280	535,419
Total liabilities	5,440,492	5,570,920

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
309,719,833 and 309,042,754 shares issued and 300,592,841 and 299,915,762
shares outstanding	3,006	2,999
Additional paid-in capital	3,297,798	3,299,496
Accumulated other comprehensive income	11,103	8,851
Distributions in excess of net income	(435,735)	(446,336)
Total equity	2,876,172	2,865,010
Total liabilities and equity	$8,316,664	$8,435,930

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/23	6/30/22	6/30/23	6/30/22
Revenues
Rental income	$309,192	$305,898	$620,322	$604,260
Other revenues	601	233	915	500
Total revenues	309,793	306,131	621,237	604,760

Operating expenses
Operating costs	35,705	34,497	71,600	69,293
Real estate taxes	43,712	42,304	88,400	83,944
Depreciation and amortization	88,812	85,137	176,553	169,359
Impairment of real estate assets	16,736	7	17,836	4,597
General and administrative	28,514	29,702	57,686	57,702
Total operating expenses	213,479	191,647	412,075	384,895

Other income (expense)
Dividends and interest	57	35	72	110
Interest expense	(47,485)	(47,886)	(96,165)	(95,208)
Gain on sale of real estate assets	3,857	22,988	52,325	44,899
Gain (loss) on extinguishment of debt, net	4,350	(221)	4,350	(221)
Other	(685)	(1,609)	(1,090)	(2,148)
Total other income (expense)	(39,906)	(26,693)	(40,508)	(52,568)

Net income	$56,408	$87,791	$168,654	$167,297

Net income per common share:
Basic	$0.19	$0.29	$0.56	$0.56
Diluted	$0.19	$0.29	$0.56	$0.56
Weighted average shares:
Basic	300,961	299,992	300,899	299,246
Diluted	302,285	301,094	302,234	300,360

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 6

EBITDA				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/23	6/30/22	6/30/23	6/30/22

Net income	$56,408	$87,791	$168,654	$167,297
Interest expense	47,485	47,886	96,165	95,208
Federal and state taxes	638	788	1,348	1,487
Depreciation and amortization	88,812	85,137	176,553	169,359
EBITDA	193,343	221,602	442,720	433,351
Gain on sale of real estate assets	(3,857)	(22,988)	(52,325)	(44,899)
Impairment of real estate assets	16,736	7	17,836	4,597
EBITDAre	$206,222	$198,621	$408,231	$393,049

EBITDAre	$206,222	$198,621	$408,231	$393,049
Transaction expenses, net	37	848	95	881
Litigation and other non-routine legal expenses	—	335	—	335
(Gain) loss on extinguishment of debt, net	(4,350)	221	(4,350)	221
Total adjustments	(4,313)	1,404	(4,255)	1,437
Adjusted EBITDA	$201,909	$200,025	$403,976	$394,486

Adjusted EBITDA	$201,909	$200,025	$403,976	$394,486
Straight-line rental income, net (1)	(7,421)	(6,751)	(11,422)	(11,490)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,568)	(2,160)	(4,236)	(4,204)
Straight-line ground rent expense, net (2)	(8)	173	(17)	165
Total adjustments	(8,997)	(8,738)	(15,675)	(15,529)
Cash Adjusted EBITDA	$192,912	$191,287	$388,301	$378,957

(1) For more information regarding straight-line rental income reversals and re-establishments please see page 8, footnote 1.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 7

FUNDS FROM OPERATIONS (FFO)				↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended		Six Months Ended
	6/30/23	6/30/22	6/30/23	6/30/22

Net income	$56,408	$87,791	$168,654	$167,297
Depreciation and amortization related to real estate	87,806	84,089	174,554	167,279
Gain on sale of real estate assets	(3,857)	(22,988)	(52,325)	(44,899)
Impairment of real estate assets	16,736	7	17,836	4,597
Nareit FFO	$157,093	$148,899	$308,719	$294,274

Nareit FFO per diluted share	$0.52	$0.49	$1.02	$0.98
Weighted average diluted shares outstanding	302,285	301,094	302,234	300,360

Items that impact FFO comparability
Transaction expenses, net	$(37)	$(848)	$(95)	$(881)
Litigation and other non-routine legal expenses	—	(335)	—	(335)
Gain (loss) on extinguishment of debt, net	4,350	(221)	4,350	(221)
Total items that impact FFO comparability	$4,313	$(1,404)	$4,255	$(1,437)
Items that impact FFO comparability, net per share	$0.01	$(0.00)	$0.01	$(0.00)

Additional Disclosures
Straight-line rental income, net (1)	$7,421	$6,751	$11,422	$11,490
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,568	2,160	4,236	4,204
Straight-line ground rent expense, net (2)	8	(173)	17	(165)

Dividends declared per share	$0.260	$0.240	$0.520	$0.480
Dividends declared	$78,154	$71,921	$156,296	$143,798
Dividend payout ratio (as % of Nareit FFO)	49.8%	48.3%	50.6%	48.9%

(1) Includes straight-line rental income reversals and re-establishments of $2.3 million and ($0.1 million) during the three months ended June 30, 2023 and 2022, respectively. Includes straight-line rental income reversals and re-establishments of $0.8 million and ($0.2 million) during the six months ended June 30, 2023, respectively.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	6/30/23	12/31/22

Receivables, net
Straight-line rent receivable, net	$169,458	$159,823
Tenant receivables, net	76,865	97,825
Other	7,468	6,498
Total receivables, net	$253,791	$264,146

Deferred charges and prepaid expenses, net
Deferred charges, net	$136,093	$132,283
Prepaid expenses, net	25,773	21,858
Total deferred charges and prepaid expenses, net	$161,866	$154,141

Other assets
Right-of-use asset	$33,670	$35,754
Furniture, fixtures and leasehold improvements, net	14,370	13,800
Interest rate swaps	11,697	9,640
Other	2,819	3,490
Total other assets	$62,556	$62,684

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$269,852	$269,286
Below market leases, net	89,926	96,837
Dividends payable	81,211	81,633
Lease liability	37,632	39,923
Other	48,659	47,740
Total accounts payable, accrued expenses and other liabilities	$527,280	$535,419

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/23	6/30/22	6/30/23	6/30/22
Net Operating Income Detail
Base rent	$223,099	$216,994	$445,301	$430,873
Expense reimbursements	70,612	65,923	142,477	131,549
Revenues deemed uncollectible	(1,961)	4,845	(3,047)	6,883
Ancillary and other rental income / Other revenues	6,425	6,084	12,169	11,817
Percentage rents	1,953	2,444	5,734	5,884
Operating costs	(35,713)	(34,324)	(71,617)	(69,128)
Real estate taxes	(43,712)	(42,304)	(88,400)	(83,944)
Net operating income	$220,703	$219,662	$442,617	$433,934

Operating Ratios
NOI margin (NOI / revenues)	73.5%	74.1%	73.4%	73.9%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	88.9%	86.0%	89.0%	85.9%

Reconciliation of Net Income to Net Operating Income
Net income	$56,408	$87,791	$168,654	$167,297
Lease termination fees	(676)	(930)	(2,945)	(2,060)
Straight-line rental income, net (1)	(7,421)	(6,751)	(11,422)	(11,490)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,568)	(2,160)	(4,236)	(4,204)
Straight-line ground rent expense, net (2)	(8)	173	(17)	165
Depreciation and amortization	88,812	85,137	176,553	169,359
Impairment of real estate assets	16,736	7	17,836	4,597
General and administrative	28,514	29,702	57,686	57,702
Total other (income) expense	39,906	26,693	40,508	52,568
Net operating income	$220,703	$219,662	$442,617	$433,934

Supplemental Statement of Operations Detail
Rental income
Base rent	$223,099	$216,994	$445,301	$430,873
Expense reimbursements	70,612	65,923	142,477	131,549
Revenues deemed uncollectible	(1,961)	4,845	(3,047)	6,883
Lease termination fees	676	930	2,945	2,060
Straight-line rental income, net (1)	7,421	6,751	11,422	11,490
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	1,568	2,160	4,236	4,204
Ancillary and other rental income	5,824	5,851	11,254	11,317
Percentage rents	1,953	2,444	5,734	5,884
Total rental income	$309,192	$305,898	$620,322	$604,260

Other revenues	$601	$233	$915	$500

Interest expense
Note interest	$41,338	$42,653	$83,992	$85,561
Unsecured credit facility and term loan interest	6,118	4,965	12,054	9,006
Capitalized interest	(949)	(755)	(1,898)	(1,432)
Deferred financing cost amortization	1,714	1,739	3,469	3,505
Debt premium and discount accretion, net	(736)	(716)	(1,452)	(1,432)
Total interest expense	$47,485	$47,886	$96,165	$95,208

Other
Federal and state taxes	$638	$788	$1,348	$1,487
Other	47	821	(258)	661
Total other	$685	$1,609	$1,090	$2,148

Additional General and Administrative Disclosures
Capitalized construction compensation costs	$4,272	$4,296	$8,905	$8,512
Capitalized leasing legal costs (3)	1,021	921	2,394	2,450
Capitalized leasing commission costs	1,792	2,052	4,003	3,924
Equity compensation expense, net	4,644	6,028	8,835	10,343

(1) For more information regarding straight-line rental income reversals and re-establishments please see page 8, footnote 1.
(2) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(3) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 10

SAME PROPERTY NOI ANALYSIS					↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended			Six Months Ended
	6/30/23	6/30/22	Change	6/30/23	6/30/22	Change
Same Property NOI Analysis
Number of properties	351	351	—	347	347	—
Percent billed	90.5%	89.1%	1.4%	90.5%	89.1%	1.4%
Percent leased	94.1%	92.7%	1.4%	94.1%	92.7%	1.4%

Revenues
Base rent	$215,932	$205,229		$423,270	$402,328
Expense reimbursements	67,621	62,371		132,531	122,448
Revenues deemed uncollectible	(2,085)	4,750		(2,832)	6,862
Ancillary and other rental income / Other revenues	6,182	5,796		11,518	11,175
Percentage rents	1,935	2,376		5,686	5,768
	289,585	280,522	3.2%	570,173	548,581	3.9%
Operating expenses
Operating costs	(34,195)	(32,274)		(67,473)	(64,164)
Real estate taxes	(41,486)	(39,923)		(80,349)	(77,950)
	(75,681)	(72,197)	4.8%	(147,822)	(142,114)	4.0%
Same property NOI	$213,904	$208,325	2.7%	$422,351	$406,467	3.9%

NOI margin	73.9%	74.3%		74.1%	74.1%
Expense recovery ratio	89.4%	86.4%		89.7%	86.2%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution		Change	Percent Contribution
Base rent	$10,703	5.2%		$20,984	5.1%
Revenues deemed uncollectible	(6,835)	(3.3)%		(9,694)	(2.4)%
Net expense reimbursements	1,766	0.8%		4,375	1.1%
Ancillary and other rental income / Other revenues	386	0.2%		343	0.1%
Percentage rents	(441)	(0.2)%		(82)	0.0%
		2.7%			3.9%

Reconciliation of Net Income to Same Property NOI
Net income	$56,408	$87,791		$168,654	$167,297
Adjustments:
Non-same property NOI	(6,799)	(11,337)		(20,266)	(27,467)
Lease termination fees	(676)	(930)		(2,945)	(2,060)
Straight-line rental income, net	(7,421)	(6,751)		(11,422)	(11,490)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(1,568)	(2,160)		(4,236)	(4,204)
Straight-line ground rent expense, net	(8)	173		(17)	165
Depreciation and amortization	88,812	85,137		176,553	169,359
Impairment of real estate assets	16,736	7		17,836	4,597
General and administrative	28,514	29,702		57,686	57,702
Total other (income) expense	39,906	26,693		40,508	52,568
Same property NOI	$213,904	$208,325		$422,351	$406,467

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 11

CAPITAL EXPENDITURES				↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended		Six Months Ended
	6/30/23	6/30/22	6/30/23	6/30/22
Leasing related:
Tenant improvements and tenant inducements	$20,025	$19,626	$38,398	$36,895
External leasing commissions	3,934	3,892	6,725	7,389
	23,959	23,518	45,123	44,284

Maintenance capital expenditures	13,990	16,292	24,634	27,349
Total leasing related and maintenance capital expenditures	$37,949	$39,810	$69,757	$71,633

Value-enhancing:
Anchor space repositionings	$10,863	$12,713	$19,856	$19,215
Outparcel developments	2,183	2,617	3,427	3,939
Redevelopments	29,229	23,560	57,849	44,226
New development	—	90	—	325
Other (1)	6,418	6,479	11,108	12,474
Total value-enhancing capital expenditures	$48,693	$45,459	$92,240	$80,179

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar array installations.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			6/30/23	12/31/22
Equity Capitalization:
Common shares outstanding			300,593	299,916
Common share price			$22.00	$22.67
Total equity capitalization			$6,613,046	$6,799,096

Debt:
Revolving credit facility			$—	$125,000
Term loan facility			500,000	300,000
Unsecured notes			4,418,805	4,618,453
Total principal debt			4,918,805	5,043,453
Add: Net unamortized premium			22,467	23,787
Less: Deferred financing fees			(28,060)	(31,739)
Total debt			4,913,212	5,035,501
Less: Cash, cash equivalents and restricted cash			(14,860)	(21,259)
Net debt			$4,898,352	$5,014,242

Total market capitalization			$11,511,398	$11,813,338

Liquidity:
Cash and cash equivalents and restricted cash			$14,860	$21,259
Available under Revolving Credit Facility (1)			1,248,574	1,123,574
Available under Term Loan Facility (2)			—	200,000
			$1,263,434	$1,344,833

Ratios:
Principal debt to total market capitalization			42.7%	42.7%
Principal debt to total assets, before depreciation			43.2%	44.1%
Unencumbered assets to unsecured debt			2.3x	2.3x
Net principal debt to Adjusted EBITDA, current quarter annualized (3)			6.1x	6.4x
Net principal debt to Adjusted EBITDA, trailing twelve months (3)			6.1x	6.4x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.3x	4.1x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.1x	4.1x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.3x	4.1x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	4.1x

			As of	As of
			6/30/23	12/31/22
Percentage of total debt: (4)
Fixed			100.0%	97.5%
Variable			—%	2.5%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			4.6	5.0
Variable			—	3.5
Total			4.6	4.9

Credit Ratings & Outlook: (5)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa3	Stable
S&P Global Ratings	BBB-	Positive

(1) Funds available under the Revolving Credit Facility are reduced by five outstanding letters of credit totaling $1.4 million.
(2) Funds available under the Term Loan Facility as of December 31, 2022 represent a $200.0 million delayed draw term loan, which was drawn on April 24, 2023.
(3) Net principal debt is as of the end of each specified period.
(4) Includes the impact of the Company's interest rate swap agreements.
(5) As of July 31, 2023.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2023	$—	—%
2024	300,352	3.65%
2025	700,000	3.85%
2026	607,542	4.17%
2027	900,000	4.06%
2028	357,708	2.35%
2029	753,203	4.14%
2030	800,000	4.05%
2031	500,000	2.50%
Total Debt Obligations	$4,918,805	3.75%

Net unamortized premium	22,467
Deferred financing costs	(28,060)
Debt Obligations, Net	$4,913,212

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (Adjusted SOFR + 120 basis points) (2)(3)	$500,000	4.19%	7/26/27	10.17%

Unsecured Notes
3.65% 2024 Brixmor OP Notes	300,352	3.65%	6/15/24	6.11%
3.85% 2025 Brixmor OP Notes	700,000	3.85%	2/1/25	14.23%
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	12.20%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.12%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	8.13%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.11%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	7.12%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	15.25%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.07%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	16.26%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	10.17%
Total Fixed Rate Unsecured Notes	4,418,805	3.70%		89.83%

Total Fixed Rate Debt	$4,918,805	3.75%		100.00%

Variable Rate Debt:
Revolving Credit Facility (Adjusted SOFR + 105 basis points)	$—	6.24%	6/30/26	—%

Total Variable Rate Debt	$—	6.24%		—%

Total Debt Obligations	$4,918,805	3.75%		100.00%

Net unamortized premium	22,467
Deferred financing costs	(28,060)
Debt Obligations, Net	$4,913,212

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective June 1, 2022, $300.0 million of the Term Loan Facility is swapped from Adjusted SOFR to a fixed, combined rate of 2.59% (plus a spread of 120 basis points) through July 26, 2024.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread of 120 basis points and SOFR adjustment of 10 basis points) through the maturity of the loan on July 26, 2027.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	6/30/23

I. Aggregate debt test	< 65%	44.2%
Total Debt		4,913,212
Total Assets		11,107,745

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		11,107,745

III. Unencumbered asset ratio	> 150%	226.1%
Total Unencumbered Assets		11,107,745
Unsecured Debt		4,913,212

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	4.2x	4.3x
Consolidated EBITDA		799,508	807,952
Annual Debt Service Charge		189,287	187,975

(1) The Company had no secured debt as of June 30, 2023.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, and 2.500% 2031 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on August 11, 2021 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	6/30/23

I. Leverage ratio	< 60%	36.1%
Total Outstanding Indebtedness		4,918,805
Balance Sheet Cash (1)		21,832
Total Asset Value		13,566,356

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		21,832
Total Asset Value		13,566,356

III. Unsecured leverage ratio	< 60%	36.1%
Total Unsecured Indebtedness		4,918,805
Unrestricted Cash (3)		20,618
Unencumbered Asset Value		13,566,356

IV. Fixed charge coverage ratio	> 1.5x	4.6x
Total Net Operating Income		881,263
Capital Expenditure Reserve		9,735
Fixed Charges		188,962

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of June 30, 2023.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Third Amended and Restated Revolving Credit and Term Loan Agreement, dated as of April 28, 2022 filed as Exhibit 10.1 to Form 10-Q, filed with the Securities and Exchange Commission on May 2, 2022.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2023

ACQUISITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Purchase Date	Purchase Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

There were no acquisitions completed during the three months ended March 31, 2023.

Three Months Ended June 30, 2023
Land at Aurora Plaza (4)	Denver-Aurora-Lakewood, CO	4/24/23	$1,803	16.1 Acres	—%	N/A	-
			$1,803	16.1 Acres

	TOTAL - SIX MONTHS ENDED JUNE 30, 2023		$1,803	16.1 Acres

(1) Data presented is as of the quarter end subsequent to the acquisition date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) As of June 30, 2023, Major Tenants are defined as any grocer and all National / Regional anchor tenants. Major tenants exclude non-owned major tenants.
(4) Brixmor terminated a ground lease and acquired the associated land parcel.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2023
The Plaza at Salmon Run	Watertown-Fort Drum, NY	1/12/23	$9,100	68,761	94.1%	$11.48	Hannaford Bros. (Ahold Delhaize)
Park Hills Plaza - Mattress Firm (4)	Altoona, PA	1/20/23	1,800	5,897	100.0%	22.00	-
Augusta West Plaza	Augusta-Richmond County, GA-SC	2/8/23	15,000	170,681	99.2%	8.49	At Home, Citi Trends, Dollar Tree, Octapharma
Groton Square	Norwich-New London, CT	2/24/23	31,250	196,802	96.2%	13.05	Super Stop & Shop (Ahold Delhaize), Kohl's
Kinston Pointe	Kinston, NC	3/14/23	13,900	250,580	100.0%	4.64	Walmart Supercenter, Citi Trends, Dollar Tree
Bethel Park Shopping Center	Pittsburgh, PA	3/20/23	31,000	202,349	98.3%	12.02	Giant Eagle, Pep Boys, Walmart
Marketplace	Tulsa, OK	3/22/23	20,200	193,276	100.0%	10.77	Basset Home Furnishings, Boot Barn, Conn's, David's Bridal, JOANN, Northern Tool + Equipment, Party City, PetSmart
Briggsmore Plaza - Taco Bell (4)	Modesto, CA	3/30/23	2,300	3,000	100.0%	32.40	-
			$124,550	1,091,346

Three Months Ended June 30, 2023
Park Hills Plaza - Panda Express (4)	Altoona, PA	4/26/23	$1,980	2,200	100.0%	N/A	-
Park Hills Plaza - Red Robin (4)	Altoona, PA	5/19/23	2,000	4,402	100.0%	29.99	-
Arbor - Broadway Faire - former United Artist Theatre (4)	Fresno, CA	6/15/23	3,600	39,983	—%	N/A	-
The Manchester Collection - Crossroads II (4)	Hartford-East Hartford-Middletown, CT	6/15/23	2,375	14,867	100.0%	12.58	-
Spring Mall	Milwaukee-Waukesha, WI	6/20/23	3,700	45,920	31.3%	10.01	-
Tuckernuck Square - Starbucks (4)	Richmond, VA	6/22/23	2,116	2,210	100.0%	53.85	-
Elk Grove Town Center	Chicago-Naperville-Elgin, IL-IN-WI	6/29/23	11,000	47,704	100.0%	22.22	Dollar Tree
			$26,771	157,286

	TOTAL - SIX MONTHS ENDED JUNE 30, 2023		$151,321	1,248,632

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) As of June 30, 2023, Major Tenants are defined as any grocer and all National / Regional anchor tenants. Major tenants exclude non-owned major tenants.
(4) Represents partial sale of property. Data presented reflects only the portion of property sold.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 18

ANCHOR SPACE REPOSITIONING SUMMARY	↩ Table of Contents
Dollars in thousands

Property Name	CBSA	Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS
New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2023
1	Arborland Center	Ann Arbor, MI	Remerchandise former Bed Bath & Beyond with a 20K SF HomeGoods and additional retailers
2	Parkway Plaza	Binghamton, NY	Remerchandise former PriceRite with a 15K SF Boot Barn and an additional retailer
3	Windvale Center	Houston-The Woodlands-Sugar Land, TX	Remerchandise former Randall's and adjacent spaces with a 64K SF Tesla showroom and service center

In Process Projects
4	Springdale	Mobile, AL	Remerchandise former Michaels with a 9K SF Five Below and additional retailers
5	Cudahy Plaza	Los Angeles-Long Beach-Anaheim, CA	Remerchandise former Big Lots with a 26K SF Sprouts Farmers Market
6	Lompoc Center	Santa Maria-Santa Barbara, CA	Remerchandise former grocer with a 22K SF ALDI, an 18K SF Old Navy, and a 15K SF Boot Barn
7	Stratford Square	Bridgeport-Stamford-Norwalk, CT	Combine former Mattress Firm and Payless for a 10K SF Five Below
8	Center of Bonita Springs	Cape Coral-Fort Myers, FL	Remerchandise former Old Time Pottery with a 42K SF Kohl's and a 29K SF Burlington Stores
9	Granada Shoppes	Naples-Marco Island, FL	Remerchandise former Orchard Supply Hardware with a 29K SF HomeSense and a 9K SF Five Below
10	Coastal Way - Coastal Landing	Tampa-St. Petersburg-Clearwater, FL	Terminate existing Bed Bath & Beyond and remerchandise with a 28K SF Sprouts Farmers Market
11	Westridge Court - Project II	Chicago-Naperville-Elgin, IL-IN-WI	Reconfigure and remerchandise former Savers with a 26K SF The Fresh Market
12	Hampton Village Centre	Detroit-Warren-Dearborn, MI	Combine several small shop spaces for a 15K SF Barnes & Noble
13	Redford Plaza	Detroit-Warren-Dearborn, MI	Relocate and rightsize existing Burlington Stores to 30K SF and remerchandise the vacated space with a 15K SF Aaron's and additional retailers
14	Rio Grande Plaza	Ocean City, NJ	Remerchandise former Peebles with a 20K SF Burlington Stores and a 10K SF Skechers
15	Surrey Square Mall	Cincinnati, OH-KY-IN	Reconfigure and remerchandise former Marshalls with a 20K SF Advance Auto Parts and a 12K SF Rainbow Shops (expanding from existing adjacent location)
16	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise anchor space with a 44K SF specialty grocer and an 11K SF Barnes & Noble
17	Collegetown Shopping Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Remerchandise former Staples with an 11K SF Ulta and a 10K SF Five Below

Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	17	$78,300	$24,200	7% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended June 30, 2023
1	Stone Mountain Festival	Atlanta-Sandy Springs-Alpharetta, GA	Remerchandise former Hobby Lobby with a 35K SF Conn’s Home Plus and a 17K SF Harbor Freight Tools
2	Maple Village	Ann Arbor, MI	Remerchandise former Stein Mart with a 25K SF Burlington Stores and a 4K SF America's Best Contacts & Eyeglasses
3	Brentwood Plaza	Cincinnati, OH-KY-IN	Combine several small shop spaces for a 15K SF Ace Hardware
Projects Stabilized During the Three Months Ended March 31, 2023
4	Columbus Center	Columbus, IN	Remerchandise former Big Lots with a 21K SF Burlington Stores and a 4K SF Bath & Body Works
5	Downtown Publix	Port St. Lucie, FL	Expansion of existing Revive Health & Wellness to 14K SF
6	Seacoast Shopping Center	Boston-Cambridge-Newton, MA-NH	Remerchandise former NH1 Motorsports with a 25K SF The Zoo Health Club and a 22K SF Tractor Supply Co.
7	Franklin Square	Charlotte-Concord-Gastonia, NC-SC	Relocation of existing H&R Block to accommodate the combination of several small shop spaces for a 10K SF pOpshelf

Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	7	$12,650	14%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 19

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2023
1	Bedford Grove	Manchester-Nashua, NH	Construction of a 7K SF Eviva Trattoria endcap	Jun-24	$450	$150	24%
2	Brunswick Town Center	Cleveland-Elyria, OH	Constuction of an 8K SF multi-tenant outparcel, including a 4K SF First Watch and a 4K SF Mission BBQ	Sep-24	3,450	700	10%
	In Process Projects
3	Cobblestone Village	Jacksonville, FL	Construction of a 4K SF Whataburger	Sep-23	1,750	1,750	7%
4	Normandy Square	Jacksonville, FL	Construction of a 1K SF The Human Bean	Sep-23	50	—	76%
5	Capitol Shopping Center	Concord, NH	Construction of a 6K SF 110 Grill, a 5K SF multi-tenant building and a 2K SF Starbucks drive thru	Sep-23	6,300	6,150	8%
6	Nesconset Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Construction of a 7K SF multi-tenant outparcel, including a 4K SF Aspen Dental and a 3K SF Bethpage Federal Credit Union (re-located from within the center)	Sep-23	4,900	4,450	9%
7	Plaza by the Sea (2)	Los Angeles-Long Beach-Anaheim, CA	Construction of a 4K SF multi-tenant outparcel, including a 2K SF Handel's Homemade Ice Cream and a 2K SF Better Buzz	Mar-24	2,800	2,650	8%
8	Upland Town Square	Riverside-San Bernardino-Ontario, CA	Construction of a 1K SF Dutch Bros. Coffee	Mar-24	1,050	450	4%
9	Eastlake Plaza - Project I	Atlanta-Sandy Springs-Alpharetta, GA	Construction of a 1K SF Tropical Smoothie Café	Jun-24	750	100	14%
10	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL	Construction of a 2K SF Chipotle	Jun-24	1,700	150	10%
11	Eastlake Plaza - Project II	Atlanta-Sandy Springs-Alpharetta, GA	Construction of a 1K SF Scooter's Coffee	Sep-24	100	50	47%

	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$23,300	$16,600	9%
				Stabilization		Net Project
	Property Name	CBSA	Project Description	Quarter		Costs (1,3)	NOI Yield (1,3)
STABILIZED OUTPARCEL DEVELOPMENTS
	Projects Stabilized During the Three Months Ended June 30, 2023
1	Delhi Shopping Center	Cincinnati, OH-KY-IN	Construction of a 1K SF Take 5 Oil Change	Jun-23		$50	105%
2	Texas City Bay	Houston-The Woodlands-Sugar Land, TX	Construction of a 1K SF Take 5 Oil Change	Jun-23		50	97%
	Projects Stabilized During The Three Months Ended March 31, 2023
3	Plaza Rio Vista	Riverside-San Bernardino-Ontario, CA	Construction of a 4K SF Quick Quack Car Wash	Mar-23		700	17%
	TOTAL STABILIZED OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$800	27%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.2 million of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 20

REDEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

							Net	Gross	Expected
					Property	Stabilization	Estimated	Costs	NOI
	Property Name		CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

New Projects Added To In Process Pipeline During The Three Months Ended June 30, 2023
1	College Plaza		New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Bob's Stores and adjacent retail space with a 21K SF Burlington Stores; remerchandise former Blink Fitness with a 10K SF Five Below and additional retailers; and shopping center upgrades including façade and sidewalk renovations	25	Jun-24	$5,150	$850	13%
2	Roosevelt Mall	1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and reconfiguration of center to accommodate addition of a 24K SF Sprouts Farmers Market and a 10K SF JD Sports; construction of several outparcels including a 3K SF Raising Cane's and a 2K SF Panda Express; and shopping center upgrades including façade and sidewalk renovations, new landscaping and signage, and common area enhancements	36	Dec-24	40,850	11,800	7%
3	Middletown Plaza	1	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Walgreens, Party Fair, and additional junior anchor space with a 14K SF Trader Joe's and additional retailers; and shopping center upgrades including façade and sidewalk renovations, and new landscaping and signage	21	Mar-25	8,900	150	9%
IN PROCESS REDEVELOPMENTS
4	Dickson City Crossings		Scranton--Wilkes-Barre, PA	Remerchandise former Dick's Sporting Goods and AC Moore with a 41K SF Burlington Stores, a 19K SF Sierra Trading Post, a 20K SF JOANN, and additional junior anchors; redevelopment of former Pier 1 outparcel into a multi-tenant building; and shopping center upgrades including partial façade renovations and addition of outdoor seating	29	Sep-23	9,000	7,600	10%
5	Village at Mira Mesa - Phase II (2)	1	San Diego-Chula Vista-Carlsbad, CA	Raze existing 6K SF Firestone and 16K SF of outparcel buildings to accommodate construction of three retail and restaurant outparcels totaling 24K SF, including a 5K SF Buffalo Wild Wings, a 4K SF Mo-Mo-Paradise, a 4K SF Time Warner, a 2K SF Sunmerry Bakery and additional small shop space	36	Dec-23	12,550	12,450	7%
6	Gateway Plaza - Vallejo		Vallejo, CA	Redevelopment of former Hancock Fabrics with a 13K SF PetSmart; remerchandise small shop space; and shopping center upgrades including façade renovations	53	Dec-23	6,000	5,300	9%
7	Shops at Palm Lakes		Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of former Kmart for multiple retailers including a 41K SF LA Fitness, a 24K SF dd's Discounts and construction of multi-tenant outparcel developments; and shopping center upgrades including façade renovation, updates to storm water drainage, landscaping improvements, and new signage and lighting	27	Dec-23	31,150	27,250	8%
8	Marco Town Center		Naples-Marco Island, FL	Remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and signage enhancements, parking reconfiguration and common area improvements including addition of outdoor dining patios and gathering areas	10	Dec-23	11,500	9,800	10%
9	Laurel Square		New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of former Pathmark to accommodate a 30K SF Livoti's Old World Market and a 29K SF Ashley Homestore; combine small shop spaces for a 10K SF Dollar Tree; upgrade and remerchandise existing outparcel building; and shopping center upgrades including façade renovations, parking enhancements, and pylon sign upgrades	31	Dec-23	14,550	8,600	9%
10	Hillcrest Market Place		Spartanburg, SC	Redevelopment of former Stein Mart with a 25K SF Ross Dress for Less (relocated and rightsized within center) and an 11K SF Five Below; combine former Ross Dress for Less and Office Depot to accommodate a 55K SF Hobby Lobby and additional retail space; remerchandise existing outparcel buildings; construction of multiple outparcel buildings; and shopping center upgrades including landscaping and signage enhancements	38	Dec-23	9,700	6,750	7%
11	Dalewood I, II & III Shopping Center		New York-Newark-Jersey City, NY-NJ-PA	Remerchandise former Mrs. Green's Natural Market, former Pet Valu, and former Rite Aid with a 12K SF Barnes & Noble, a 10K SF Ulta, a 3K SF Paris Baguette, and additional retailers; and shopping center upgrades including façade renovations and common area enhancements	6	Mar-24	7,900	4,900	14%
12	Vail Ranch Center		Riverside-San Bernardino-Ontario, CA	Redevelopment of former Stein Mart with a 25K SF Burlington Stores and an 11K SF Five Below; relocation and expansion of existing Kahoots to 10K SF; redevelopment of former Kahoots outparcel with a 3K SF Carbon Health, a 2K SF Dave's Hot Chicken, and additional retailers; remerchandise additional small shop space with relevant retailers including a 7K SF My Salon Suite and a 6K SF Bark Social; and shopping center upgrades including façade renovations, parking, and roof repairs	10	Jun-24	10,750	9,450	9%
13	Westminster City Center		Denver-Aurora-Lakewood, CO	Relocation and expansion of existing Golf Galaxy to 43K SF in former Babies "R" Us location; backfill of former Golf Galaxy with a 16K SF Petco; redevelopment of former Gordmans with a 27K SF Sierra Trading Post and an additional retailer; remerchandise former Dress Barn with a 9K SF Five Below; addition of a 6K SF Seo's Martial Arts; and remerchandise existing outparcels with a 6K SF Sola Salon Suites and a 6K SF Hook & Reel	27	Jun-24	14,700	7,200	9%
14	Pointe Orlando - Phase I		Orlando-Kissimmee-Sanford, FL	Remerchandise existing small shop retail with relevant retailers including a 29K SF Sports & Social, an 11K SF Hampton Social, a 7K SF Kavas Tacos & Tequila; rebranding and reconfiguration of the center; and extensive shopping center upgrades including façade, landscaping and lighting upgrades and common area enhancements including public seating areas, addition of digital directories and kiosks and improved pedestrian plazas	17	Jun-24	41,250	27,050	8%
15	The Village at Mableton		Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment of former Kmart with a 28K SF Burlington Stores, a 22K SF Ross Dress for Less, a 20K SF dd's Discounts, a 10K SF Five Below, and additional retailers; Construction of a 1K SF outparcel building with drive-thru; shopping center upgrades including façade renovations, landscaping, and signage enhancements	24	Jun-24	16,200	11,950	9%

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 21

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)

16	Plymouth Square Shopping Center (3)	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and remerchandise of 94K SF in-line and lower-level retail space, including an 18K SF Planet Fitness, an 8K SF P.J. Whelihan's Pub + Restaurant, a 7K SF My Salon Suites, and additional retailers; and shopping center upgrades including façade and parking renovations, new landscaping and signage, and improved pedestrian and vehicular access	17	Jun-24	22,300	16,600	7%
17	Puente Hills Town Center	Los Angeles-Long Beach-Anaheim, CA	Redevelopment and expansion of several in-line retail spaces to accommodate a 20K SF ALDI; remerchandise existing adjacent small shop space including a 9K SF Five Below, an 8K SF Skechers, and a 5K SF Bath and Body Works; and shopping center upgrades including parking and sidewalk improvements	11	Sep-24	4,900	1,050	8%
18	East Port Plaza	Port St. Lucie, FL	Construction of a 3K SF Starbucks outparcel; remerchandise existing small shop spaces and extensive shopping center upgrades including façade, landscaping, lighting and parking updates, point of entry and signage improvements, and common area enhancements including improved pedestrian walkways	32	Sep-24	7,150	3,850	8%
19	Jones Plaza	Houston-The Woodlands-Sugar Land, TX	Relocation and expansion of existing Aaron's to 14K SF to accommodate a 15K SF La Michoacana Meat Market grocer; and shopping center upgrades including façade renovations	9	Sep-24	2,150	1,350	15%
20	WaterTower Plaza	Worcester, MA-CT	Redevelopment of former Shaw's with a 46K SF grocer; reconfigure and remerchandise adjacent small shop space including an 11K SF Five Below and a 9K SF Ulta; and shopping center upgrades including the addition of patio areas, façade renovations, and parking enhancements	27	Jun-25	11,200	8,350	10%
21	Wynnewood Village - Phase IV (4)	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise existing anchor space; and shopping center upgrades including landscaping enhancements, pylon sign upgrades, and parking lot improvements	65	Jun-25	11,400	2,850	11%
22	Preston Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a multi-tenant outparcel building; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Sep-25	34,600	14,950	7%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$333,850	$200,100	8%

				Property	Stabilization		Net Project	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter		Costs (1,5)	Yield (1,5)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended March 31, 2023
1	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Demolish 26K SF of underutilized retail space to accommodate construction of a 19K SF Crunch Fitness and additional retail space; and shopping center upgrades including façade renovations and sidewalk and landscaping improvements	16	Mar-23		$6,300	9%
	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE						$6,300	9%
(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $1.5M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $0.3M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $0.5M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	The Davis Collection	Sacramento-Roseville-Folsom, CA	Extensive repositioning and reconfiguration with experiential retailers, densification of site, potential residential component
2	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
3	Superior Marketplace	Boulder, CO	Redevelopment and repositioning of shopping center with multiple retailers, restaurants and/or multi-family
4	Mall at 163rd Street	Miami-Fort Lauderdale-Pompano Beach, FL	Extensive redevelopment and repositioning of shopping center, densification of site, reconfiguration of existing retail space
5	Pointe Orlando	Orlando-Kissimmee-Sanford, FL	Redevelopment, densification and rebranding for multiple retailers, hospitality, and/or entertainment users
6	Northeast Plaza	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center
7	Westridge Court	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing retail space to create potential entertainment / restaurant destination
8	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
9	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
10	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Densification of site, including multi-tenant outparcel development, potential multi-family component
11	Rockland Plaza	New York-Newark-Jersey City, NY-NJ-PA	Extensive redevelopment and repositioning of shopping center, multiple outparcel developments
12	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ-PA	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
13	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
14	Kessler Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center with multiple retailers, restaurants, and potential multi-family component
15	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with potential multi family and/or medical office component
16	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Reposition of former anchor which may include site densification with addition of outparcel pad development
2	Sunrise Town Center	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment and repositioning of shopping center with new anchor prototype
3	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-Pompano Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
4	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
5	Kings Market	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and repositioning of shopping center
6	Mableton Walk	Atlanta-Sandy Springs-Alpharetta, GA	Redevelopment and reposition of existing center with new anchor prototype
7	Mansell Crossing	Atlanta-Sandy Springs-Alpharetta, GA	Densification of site, including multi-tenant outparcel development
8	London Marketplace	London, KY	Redevelopment and expansion of existing anchor space
9	High Point Centre	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment and repositioning of shopping center
10	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment and reposition of rear portion of shopping center
11	Tinley Park Plaza - Phase II	Chicago-Naperville-Elgin, IL-IN-WI	Redevelopment of existing anchor space for multiple retailers
12	Burlington Square I, II & III (1)	Boston-Cambridge-Newton, MA-NH	Redevelopment of existing anchor space, inline shop space and façade renovation
13	Capitol Shopping Center	Concord, NH	Redevelopment of existing anchor space for multiple retailers
14	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development
15	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
16	Barn Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
17	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
18	Valley Fair	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Reposition of former anchor and façade renovation
19	Festival Centre	Charleston-North Charleston, SC	Redevelopment of shopping center, potential mixed-use component
20	Circle Center	Hilton Head Island-Bluffton, SC	Redevelopment and repositioning of shopping center
21	Baytown Shopping Center	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

22	Clear Lake Camino South	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
23	Lake Pointe Village	Houston-The Woodlands-Sugar Land, TX	Reposition of existing vacant space and site densification
24	Maplewood	Houston-The Woodlands-Sugar Land, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
25	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
26	Hanover Square (1)	Richmond, VA	Densification of site, including multi-tenant outparcel development

(1) Indicates project added to the pipeline during the three months ended June 30, 2023.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2022.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended June 30, 2023

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		6/30/23	3/31/23	12/31/22	9/30/22	6/30/22

Number of properties		365	367	373	378	379
GLA		64,897,615	65,004,693	65,990,997	66,851,369	67,107,846
Percent billed		90.4%	90.0%	90.2%	89.6%	89.0%
Percent leased		94.1%	94.0%	93.8%	93.3%	92.5%
TOTAL ≥ 10,000 SF		96.2%	96.1%	95.9%	95.4%	94.8%
TOTAL < 10,000 SF		89.4%	89.3%	89.2%	88.8%	87.7%
ABR		$952,560	$944,756	$944,490	$940,869	$929,793
ABR PSF		$16.60	$16.46	$16.19	$16.02	$15.90

PORTFOLIO BY UNIT SIZE AS OF 6/30/23
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	409	23,106,579	35.6%	94.9%	96.8%	$220,426	23.1%	$11.23
20,000 - 34,999 SF	492	12,842,619	19.8%	91.5%	95.9%	146,786	15.4%	12.02
10,000 - 19,999 SF	609	8,293,012	12.8%	90.9%	95.1%	120,149	12.6%	15.59
5,000 - 9,999 SF	1,103	7,610,706	11.7%	86.0%	91.4%	137,756	14.5%	20.57
< 5,000 SF	6,110	13,044,699	20.1%	83.7%	88.3%	327,443	34.4%	29.42
TOTAL	8,723	64,897,615	100.0%	90.4%	94.1%	$952,560	100.0%	$16.60

TOTAL ≥ 10,000 SF	1,510	44,242,210	68.2%	93.2%	96.2%	$487,361	51.1%	$12.33
TOTAL < 10,000 SF	7,213	20,655,405	31.8%	84.6%	89.4%	465,199	48.9%	26.10

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

ESSENTIAL AND OTHER TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

ESSENTIAL	$303,158	33%
Grocery / Pharmacy	141,707	15%
General Merchandise (Discount / Dollar)	31,362	3%
Medical (essential)	26,761	3%
Pet	26,617	3%
Financial services	24,994	3%
Home improvement	15,444	2%
Mail / Shipping and Other services	15,368	2%
Other Essential	10,647	1%
Auto	10,258	1%

OTHER	$649,402	67%
Restaurants	153,370	16%
Other Personal Services	72,743	8%
Off-Price Apparel	63,154	6%
Fitness / Sports	55,406	6%
Value Apparel, Shoes, Accessories	47,028	5%
Home Décor	42,845	4%
General Merchandise (Department, Gift, etc.)	41,543	4%
Other Retail	40,898	4%
Other Medical	29,164	3%
Electronics & Appliance	25,914	3%
Entertainment	20,644	2%
Health & Beauty	19,150	2%
Hobby & Crafts	16,860	2%
Other Professional Services	11,694	1%
Liquor	8,989	1%

TOTAL	$952,560	100%

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 27

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	87	2,584,599	4.0%	$32,378	3.4%	$12.53
2	The Kroger Co. (3)	44	2,994,662	4.6%	22,648	2.4%	7.56
3	Burlington Stores, Inc.	37	1,596,633	2.5%	18,501	1.9%	11.59
4	Dollar Tree Stores, Inc. (4)	118	1,347,343	2.1%	15,673	1.6%	11.63
5	Publix Super Markets, Inc.	31	1,431,891	2.2%	14,556	1.5%	10.17
6	Ross Stores, Inc (5)	39	1,017,107	1.6%	12,917	1.4%	12.70
7	L.A Fitness International, LLC (6)	14	566,362	0.9%	10,994	1.2%	19.41
8	Five Below, Inc.	53	491,417	0.8%	9,818	1.0%	19.98
9	Amazon.com, Inc. / Whole Foods Market Services, Inc.	15	551,442	0.8%	9,661	1.0%	17.52
10	Albertson's Companies, Inc (7)	14	750,202	1.2%	9,638	1.0%	12.85

		452	13,331,658	20.7%	156,784	16.4%	11.76

11	Ahold Delhaize (8)	16	864,919	1.3%	9,353	1.0%	10.81
12	PetSmart, Inc.	26	569,631	0.9%	9,324	1.0%	16.37
13	Kohl's Corporation	14	1,051,137	1.6%	8,772	0.9%	8.35
14	Ulta Beauty, Inc.	32	356,888	0.5%	8,542	0.9%	23.93
15	PETCO Animal Supplies, Inc.	35	480,017	0.7%	8,495	0.9%	17.70
16	Big Lots, Inc.	30	1,009,969	1.6%	7,377	0.8%	7.30
17	The Michaels Companies, Inc.	21	472,884	0.7%	6,190	0.6%	13.09
18	Party City Holdco Inc.	24	359,683	0.6%	5,696	0.6%	15.84
19	Staples, Inc.	21	442,469	0.7%	5,377	0.6%	12.15
20	Best Buy Co., Inc. (9)	11	413,875	0.6%	5,261	0.6%	12.71

		682	19,353,130	29.9%	231,171	24.3%	11.94

21	CVS Health	15	222,799	0.3%	5,055	0.5%	22.69
22	JOANN Stores, Inc.	19	398,614	0.6%	4,797	0.5%	12.03
23	JP Morgan Chase & Co.	24	91,983	0.1%	4,677	0.5%	50.85
24	DICK's Sporting Goods, Inc. (10)	12	413,069	0.6%	4,611	0.5%	11.16
25	Gap, Inc. (11)	14	233,319	0.4%	4,555	0.5%	19.52
26	Sprouts Farmers Market, Inc.	7	200,417	0.3%	4,454	0.5%	22.22
27	Hobby Lobby Stores, Inc.	11	604,732	0.9%	4,318	0.5%	7.14
28	Office Depot, Inc. (12)	17	360,564	0.6%	4,303	0.5%	11.93
29	The Home Depot, Inc.	5	428,868	0.7%	4,196	0.4%	9.78
30	Barnes & Noble, Inc.	11	228,096	0.4%	4,054	0.4%	17.77
31	At Home Stores LLC	6	544,922	0.8%	3,996	0.4%	7.33
32	AMC Entertainment	4	200,955	0.3%	3,704	0.4%	18.43
33	National Vision, Inc. (13)	35	127,111	0.2%	3,698	0.4%	29.09
34	Designer Brands Inc. (DSW)	12	232,077	0.4%	3,685	0.4%	15.88
35	Bank of America, NA	25	87,063	0.1%	3,673	0.4%	42.19
36	Harbor Freight Tools	19	325,381	0.5%	3,582	0.4%	11.01
37	Chipotle Mexican Grill, Inc.	30	73,892	0.1%	3,570	0.4%	48.31
38	Bath & Body Works, Inc.	35	150,925	0.2%	3,565	0.4%	23.62
39	Starbucks Corporation	35	64,971	0.1%	3,457	0.4%	53.21
40	Sally Beauty Holdings, Inc. (14)	72	140,230	0.2%	3,408	0.4%	24.30

	TOTAL TOP 40 RETAILERS	1,090	24,483,118	37.7%	$312,529	33.1%	$12.77

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(6) Includes LA Fitness-7, Esporta Fitness-6, and City Sports Club-1.				(10) Includes DICK'S Sporting Goods Warehouse Sale-5, Golf Galaxy-4 and
all franchise locations.		(7) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1,				DICK'S Sporting Goods-3.
(2) Includes T.J. Maxx-32, Marshalls-31, HomeGoods-18, Sierra Trading Post-4 and HomeSense-2.		El Rancho (sublease)-1, Shop & Save Market-1 and Star Market-1.				(11) Includes Old Navy-12 and Gap Factory-2.
(3) Includes Kroger-32, King Soopers-4, Ralphs-3, Dillons-1, Harris Teeter-1, Food 4 Less-1,		(8) Includes Giant Food-6, Super Stop & Shop-5, Food Lion-2, Bottom Dollar Food-1,				(12) Includes Office Depot-10 and OfficeMax-7.
Pay Less-1 and Pick 'N Save-1.		ShopRite (sublease)-1, and non-grocer (sublease)-1.				(13) Includes America's Best Contacts & Eyeglasses-33 and Eyeglass World-2.
(4) Includes Dollar Tree-104, Family Dollar-13 and Deal$-1.		(9) Best Buy-10 and Yardbird-1.				(14) Includes Sally Beauty-61, Cosmoprof-10, and Happy Beauty-1.
(5) Includes Ross Dress for Less-34 and dd's Discounts-5.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 28

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF	Third Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
	TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 6/30/23	432	2,302,495	$44,163	$19.18	$4.88	$2.46	6.5	345	1,868,730	$17.91	$15.87	12.9%
Three months ended 3/31/23	392	2,453,972	45,360	18.48	5.28	2.32	6.4	294	1,858,424	18.44	16.05	14.9%
Three months ended 12/31/22	380	2,589,069	41,283	15.95	4.66	2.46	7.1	270	1,918,639	15.30	13.33	14.8%
Three months ended 9/30/22	417	2,791,073	47,703	17.09	4.91	1.62	6.2	319	2,275,773	16.17	14.58	10.9%
TOTAL - TWELVE MONTHS ENDED 6/30/23	1,621	10,136,609	$178,509	$17.61	$4.93	$2.19	6.6	1,228	7,921,566	$16.90	$14.92	13.3%

	NEW & RENEWAL LEASES ONLY
Three months ended 6/30/23	375	1,400,822	$32,873	$23.47	$8.01	$4.04	7.4	288	967,057	$22.93	$19.87	15.4%
Three months ended 3/31/23	331	1,438,406	31,986	22.24	9.01	3.95	7.4	233	842,858	24.79	20.79	19.2%
Three months ended 12/31/22	335	1,994,542	33,341	16.72	6.05	3.19	7.8	225	1,324,112	16.18	13.68	18.3%
Three months ended 9/30/22	360	1,748,497	33,678	19.26	7.83	2.59	6.9	262	1,233,197	18.46	16.16	14.2%
TOTAL - TWELVE MONTHS ENDED 6/30/23	1,401	6,582,267	$131,878	$20.04	$7.59	$3.38	7.4	1,008	4,367,224	$19.98	$17.12	16.7%

NEW LEASES
Three months ended 6/30/23	136	624,684	$15,180	$24.30	$15.29	$9.03	9.9	52	205,869	$23.15	$18.91	22.4%
Three months ended 3/31/23	140	768,410	15,463	20.12	13.22	7.27	9.5	44	201,562	23.33	16.27	43.4%
Three months ended 12/31/22	152	944,792	17,203	18.21	10.55	6.69	9.6	47	306,747	18.90	13.14	43.8%
Three months ended 9/30/22	146	661,587	14,027	21.20	17.80	6.72	9.3	49	151,440	21.24	16.07	32.2%
TOTAL - TWELVE MONTHS ENDED 6/30/23	574	2,999,473	$61,873	$20.63	$13.82	$7.33	9.6	192	865,618	$21.35	$15.75	35.6%

RENEWAL LEASES
Three months ended 6/30/23	239	776,138	$17,693	$22.80	$2.16	$0.02	5.4	236	761,188	$22.87	$20.13	13.6%
Three months ended 3/31/23	191	669,996	16,523	24.66	4.18	0.14	5.0	189	641,296	25.25	22.21	13.7%
Three months ended 12/31/22	183	1,049,750	16,138	15.37	2.01	0.04	6.2	178	1,017,365	15.35	13.84	10.9%
Three months ended 9/30/22	214	1,086,910	19,651	18.08	1.76	0.08	5.4	213	1,081,757	18.07	16.17	11.8%
TOTAL - TWELVE MONTHS ENDED 6/30/23	827	3,582,794	$70,005	$19.54	$2.37	$0.07	5.6	816	3,501,606	$19.64	$17.46	12.5%

OPTION LEASES
Three months ended 6/30/23	57	901,673	$11,290	$12.52	$—	$—	5.0	57	901,673	$12.52	$11.59	8.0%
Three months ended 3/31/23	61	1,015,566	13,374	13.17	—	—	5.0	61	1,015,566	13.17	12.11	8.8%
Three months ended 12/31/22	45	594,527	7,942	13.36	—	—	4.8	45	594,527	13.36	12.54	6.5%
Three months ended 9/30/22	57	1,042,576	14,025	13.45	—	—	5.2	57	1,042,576	13.45	12.71	5.8%
TOTAL - TWELVE MONTHS ENDED 6/30/23	220	3,554,342	$46,631	$13.12	$—	$—	5.0	220	3,554,342	$13.12	$12.22	7.4%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 6/30/23						Twelve Months Ended 6/30/23
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (1)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	11%	1,279,186	56%	33%	$11.52	12.2%	14%	6,264,742	62%	41%	$11.74	11.9%
New & Renewal Leases Only	7%	503,198	36%	23%	15.07	20.1%	10%	3,190,228	48%	30%	12.43	19.7%
New Leases	9%	267,520	43%	31%	17.57	32.8%	11%	1,509,745	50%	35%	14.38	56.7%
Renewal Leases	6%	235,678	30%	16%	12.24	13.9%	9%	1,680,483	47%	26%	10.67	10.2%
Option Leases	35%	775,988	86%	63%	9.21	7.8%	41%	3,074,514	87%	73%	11.02	6.9%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	89%	1,023,309	44%	67%	$28.76	13.1%	86%	3,871,867	38%	59%	$27.11	14.4%
New & Renewal Leases Only	93%	897,624	64%	77%	28.17	14.3%	90%	3,392,039	52%	70%	27.19	15.5%
New Leases	91%	357,164	57%	69%	29.35	17.6%	89%	1,489,728	50%	65%	26.96	26.5%
Renewal Leases	94%	540,460	70%	84%	27.40	13.5%	91%	1,902,311	53%	74%	27.37	13.3%
Option Leases	65%	125,685	14%	37%	32.96	8.5%	59%	479,828	13%	27%	26.54	8.5%

(1) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	6/30/23	6/30/23	3/31/23	12/31/22	9/30/22	6/30/22
NEW LEASES
Weighted average over lease term:
Base rent	$21.87	$25.01	$21.47	$19.48	$22.77	$20.96
Tenant improvements and allowances	(1.60)	(1.70)	(1.59)	(1.16)	(2.15)	(1.57)
Third party leasing commissions	(0.75)	(0.90)	(0.74)	(0.69)	(0.71)	(0.71)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	19.52	22.41	19.14	17.63	19.91	18.68
Tenant specific landlord work (1)	(2.16)	(2.60)	(2.07)	(2.10)	(1.93)	(1.77)
NET EFFECTIVE RENT	$17.36	$19.81	$17.07	$15.53	$17.98	$16.91
Net effective rent before tenant specific landlord work /
base rent	89%	90%	89%	91%	87%	89%
Net effective rent / base rent	79%	79%	80%	80%	79%	81%
Weighted average term (years)	9.6	9.9	9.5	9.6	9.3	9.1

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	32%	23%	39%	38%	27%	43%
< 10,000 SF	68%	77%	61%	62%	73%	57%

LEASES SIGNED BUT NOT YET COMMENCED (2)
As of 6/30/23:	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	67	1,622,052	$24,441	$15.07
< 10,000 SF	341	1,075,598	32,261	29.99
TOTAL	408	2,697,650	$56,702	$21.02

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2023 (remaining)	2024	2025+	Total
Projected Lease Commencements	$24,682	$25,015	$7,005	$56,702

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 420 basis points of total portfolio GLA ($56.7M in ABR), 50 basis points ($7.4M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 30

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	297	896,152	1.5%	1.5%	$16.18	$16.18	13	237,137	0.6%	0.4%	$8.62	$8.62	284	659,015	3.6%	2.7%	$18.89	$18.89
2023	336	1,638,017	2.7%	2.2%	12.94	12.95	32	913,681	2.1%	1.2%	6.62	6.62	304	724,336	3.9%	3.3%	20.90	20.92
2024	1,172	7,768,539	12.7%	11.3%	13.91	13.95	177	5,164,382	12.1%	10.4%	9.85	9.85	995	2,604,157	14.1%	12.3%	21.98	22.08
2025	1,073	7,651,018	12.5%	12.0%	14.93	15.04	181	5,232,928	12.3%	11.9%	11.05	11.07	892	2,418,090	13.1%	12.1%	23.33	23.65
2026	968	7,102,903	11.6%	11.8%	15.77	16.07	166	4,906,261	11.5%	11.4%	11.36	11.42	802	2,196,642	11.9%	12.1%	25.63	26.45
2027	994	8,253,163	13.5%	13.3%	15.32	15.71	188	5,891,643	13.8%	13.7%	11.34	11.45	806	2,361,520	12.8%	12.8%	25.25	26.36
2028	872	6,650,606	10.9%	11.3%	16.20	16.91	167	4,673,848	11.0%	11.4%	11.92	12.09	705	1,976,758	10.7%	11.2%	26.32	28.31
2029	450	4,760,892	7.8%	7.5%	15.05	16.14	116	3,683,863	8.7%	8.9%	11.73	12.33	334	1,077,029	5.8%	6.1%	26.39	29.15
2030	321	2,993,104	4.9%	4.9%	15.66	16.85	70	2,137,551	5.0%	4.8%	10.90	11.43	251	855,553	4.6%	5.1%	27.54	30.40
2031	281	2,643,682	4.3%	4.5%	16.19	17.87	68	1,911,362	4.5%	5.0%	12.69	13.65	213	732,320	4.0%	4.0%	25.35	28.89
2032	349	2,860,169	4.7%	5.3%	17.73	19.39	65	1,941,704	4.6%	5.0%	12.32	12.96	284	918,465	5.0%	5.8%	29.17	32.98
2033+	734	7,830,869	12.9%	14.4%	17.42	19.51	200	5,880,472	13.8%	15.9%	13.21	14.31	534	1,950,397	10.5%	12.5%	30.09	35.18

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	297	896,152	1.5%	1.5%	$16.18	$16.18	13	237,137	0.6%	0.4%	$8.62	$8.62	284	659,015	3.6%	2.7%	$18.89	$18.89
2023	301	1,310,490	2.1%	1.8%	13.16	13.17	26	666,833	1.6%	0.8%	6.08	6.08	275	643,657	3.5%	2.8%	20.50	20.52
2024	876	3,581,030	5.9%	5.9%	15.80	15.87	71	1,657,439	3.9%	3.2%	9.43	9.43	805	1,923,591	10.4%	8.8%	21.30	21.41
2025	720	2,555,734	4.2%	5.1%	18.86	19.12	45	934,184	2.2%	2.1%	11.05	11.09	675	1,621,550	8.8%	8.1%	23.37	23.74
2026	618	2,458,632	4.0%	4.8%	18.78	19.41	42	1,052,694	2.5%	2.3%	10.85	11.05	576	1,405,938	7.6%	7.5%	24.72	25.67
2027	620	2,530,736	4.1%	5.3%	20.08	21.05	50	1,085,686	2.6%	2.7%	12.01	12.38	570	1,445,050	7.8%	8.1%	26.13	27.55
2028	562	2,146,912	3.5%	4.7%	20.89	22.46	39	834,884	2.0%	2.3%	13.20	13.58	523	1,312,028	7.0%	7.3%	25.79	28.11
2029	322	1,437,109	2.4%	3.0%	19.59	21.62	29	576,483	1.4%	1.4%	11.87	13.12	293	860,626	4.7%	4.6%	24.77	27.31
2030	285	1,751,284	2.9%	3.1%	16.76	18.29	38	1,004,917	2.3%	2.3%	11.03	11.75	247	746,367	4.0%	3.9%	24.46	27.10
2031	273	1,752,960	2.9%	3.1%	16.85	18.93	37	1,059,777	2.5%	2.5%	11.29	12.35	236	693,183	3.8%	3.8%	25.35	28.98
2032	306	2,118,136	3.5%	4.0%	17.93	19.76	56	1,330,093	3.0%	3.4%	12.64	13.65	250	788,043	4.3%	4.6%	26.86	30.07
2033+	2,667	38,509,939	63.0%	57.7%	14.26	18.31	997	32,134,705	75.4%	76.6%	11.61	14.77	1,670	6,375,234	34.5%	37.8%	27.61	36.16

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 6/30/23				79.8%	85.8%

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2022 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		254	44,668,183	90.0%	93.6%	$679,469	$17.26	69.6%	68.8%	71.3%
	CBSAs Ranked 51 - 100 by Population		42	7,669,782	90.6%	94.2%	98,143	14.41	11.5%	11.8%	10.3%
	Other CBSAs		69	12,559,650	91.9%	95.6%	174,948	15.65	18.9%	19.4%	18.4%

	TOTAL		365	64,897,615	90.4%	94.1%	$952,560	$16.60	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	7	22	4,000,860	90.3%	93.6%	$69,173	$21.37	5.9%	6.2%	7.4%
2	New York-Newark-Jersey City, NY-NJ-PA	1	26	3,208,673	89.7%	94.1%	68,253	23.11	7.0%	4.9%	7.3%
3	Houston-The Woodlands-Sugar Land, TX	5	30	4,004,329	90.7%	94.1%	54,197	14.80	8.1%	6.2%	5.8%
4	Chicago-Naperville-Elgin, IL-IN-WI	3	16	4,291,493	84.1%	86.6%	53,690	15.05	4.3%	6.6%	5.6%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,715,570	83.4%	89.2%	46,044	20.12	3.6%	4.2%	4.8%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,890,596	93.4%	98.9%	43,138	25.09	3.0%	2.9%	4.5%
7	Atlanta-Sandy Springs-Alpharetta, GA	8	23	3,326,958	88.0%	94.4%	42,414	13.97	6.2%	5.1%	4.5%
8	Tampa-St. Petersburg-Clearwater, FL	18	11	1,779,415	92.0%	96.4%	27,761	16.79	3.0%	2.7%	2.9%
9	Cincinnati, OH-KY-IN	30	7	1,857,229	95.3%	98.4%	25,785	17.91	1.9%	2.9%	2.7%
10	Miami-Fort Lauderdale-Pompano Beach, FL	9	9	1,486,915	86.8%	90.0%	22,000	16.92	2.5%	2.3%	2.3%
	10 Largest CBSAs by ABR	—	168	28,562,038	88.9%	93.0%	452,455	18.20	45.5%	44.0%	47.8%

11	Naples-Marco Island, FL	142	5	1,067,999	92.7%	97.9%	20,386	19.82	1.4%	1.6%	2.1%
12	Denver-Aurora-Lakewood, CO	19	6	1,315,848	95.5%	99.3%	18,920	15.54	1.6%	2.0%	2.0%
13	Orlando-Kissimmee-Sanford, FL	23	5	808,446	90.1%	95.2%	17,882	23.44	1.4%	1.2%	1.9%
14	Detroit-Warren-Dearborn, MI	14	8	1,451,270	87.4%	91.0%	16,615	13.70	2.2%	2.2%	1.7%
15	San Diego-Chula Vista-Carlsbad, CA	17	3	655,343	97.3%	99.4%	16,414	25.72	0.8%	1.0%	1.7%
16	Charlotte-Concord-Gastonia, NC-SC	22	5	1,312,391	96.2%	97.3%	15,221	13.47	1.4%	2.0%	1.6%
17	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,726	88.4%	89.1%	13,694	15.66	2.2%	1.7%	1.4%
18	Ann Arbor, MI	150	3	814,826	91.2%	94.5%	12,824	16.77	0.8%	1.3%	1.3%
19	San Francisco-Oakland-Berkeley, CA	13	2	506,994	94.4%	96.1%	11,757	29.68	0.5%	0.8%	1.2%
20	Vallejo, CA	123	1	519,324	87.5%	91.2%	10,947	23.32	0.3%	0.8%	1.1%
	20 Largest CBSAs by ABR	—	214	38,101,205	89.7%	93.5%	607,115	18.20	58.1%	58.6%	63.8%

21	North Port-Sarasota-Bradenton, FL	69	5	734,750	96.5%	98.9%	10,878	15.05	1.4%	1.1%	1.1%
22	Binghamton, NY	197	4	751,572	94.3%	95.1%	10,728	15.02	1.1%	1.2%	1.1%
23	Memphis, TN-MS-AR	44	1	649,252	94.5%	97.8%	10,278	17.02	0.3%	1.0%	1.1%
24	Port St. Lucie, FL	113	5	690,384	89.9%	92.3%	10,189	16.10	1.4%	1.1%	1.1%
25	Nashville-Davidson--Murfreesboro--Franklin, TN	36	4	798,262	97.3%	97.9%	10,139	13.03	1.1%	1.2%	1.1%
26	Allentown-Bethlehem-Easton, PA-NJ	71	3	829,432	95.4%	95.4%	9,962	13.89	0.8%	1.3%	1.0%
27	Riverside-San Bernardino-Ontario, CA	12	4	501,668	94.3%	97.1%	9,725	22.93	1.1%	0.8%	1.0%

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	Boston-Cambridge-Newton, MA-NH	11	6	722,376	93.4%	94.5%	9,587	14.05	1.6%	1.1%	1.0%
29	Cleveland-Elyria, OH	35	3	803,543	90.3%	91.5%	9,489	13.00	0.8%	1.2%	1.0%
30	Indianapolis-Carmel-Anderson, IN	33	2	714,943	95.6%	96.3%	8,294	12.22	0.5%	1.1%	0.9%
31	Jacksonville, FL	40	3	695,151	95.2%	97.0%	8,202	12.70	0.8%	1.1%	0.9%
32	Hartford-East Hartford-Middletown, CT	49	3	570,969	87.3%	93.8%	7,760	14.49	0.8%	0.9%	0.8%
33	Louisville/Jefferson County, KY-IN	46	4	700,179	90.0%	91.8%	7,543	12.07	1.1%	1.1%	0.8%
34	Worcester, MA-CT	59	3	513,907	86.9%	97.8%	6,844	16.21	0.8%	0.8%	0.7%
35	New Haven-Milford, CT	70	4	488,490	85.9%	93.6%	6,556	14.35	1.1%	0.8%	0.7%
36	Scranton--Wilkes-Barre, PA	103	2	618,795	95.6%	99.5%	6,461	23.82	0.5%	1.0%	0.7%
37	Greensboro-High Point, NC	79	1	407,244	98.7%	99.0%	6,081	15.09	0.3%	0.6%	0.6%
38	Wilmington, NC	170	2	379,107	98.1%	98.5%	5,937	16.07	0.5%	0.6%	0.6%
39	Milwaukee-Waukesha, WI	41	3	520,668	92.4%	93.0%	5,820	12.03	0.8%	0.8%	0.6%
40	Oxnard-Thousand Oaks-Ventura, CA	73	2	319,844	84.5%	96.6%	5,742	19.26	0.5%	0.5%	0.6%
41	College Station-Bryan, TX	185	3	433,728	92.5%	94.3%	5,695	16.81	0.8%	0.7%	0.6%
42	Poughkeepsie-Newburgh-Middletown, NY	87	3	399,379	95.8%	98.5%	5,595	14.45	0.8%	0.6%	0.6%
43	Washington-Arlington-Alexandria, DC-VA-MD-WV	6	2	412,451	90.3%	92.6%	5,443	14.69	0.5%	0.6%	0.6%
44	Spartanburg, SC	157	1	376,663	73.5%	97.6%	5,138	14.49	0.3%	0.6%	0.5%
45	Dayton-Kettering, OH	75	1	333,998	97.4%	99.4%	4,802	14.80	0.3%	0.5%	0.5%
46	Cape Coral-Fort Myers, FL	77	1	281,822	73.0%	98.9%	4,780	17.59	0.3%	0.4%	0.5%
47	Manchester-Nashua, NH	131	2	234,250	95.9%	98.9%	4,399	20.43	0.5%	0.4%	0.5%
48	Raleigh-Cary, NC	42	2	286,697	84.2%	98.4%	4,391	15.69	0.5%	0.4%	0.5%
49	Mobile, AL	126	1	410,401	82.9%	91.7%	4,273	11.63	0.3%	0.6%	0.4%
50	Kansas City, MO-KS	31	3	448,226	89.3%	95.8%	4,247	9.89	0.8%	0.7%	0.4%
	50 Largest CBSAs by ABR	—	297	54,129,356	90.3%	94.2%	822,093	17.17	80.5%	83.4%	86.3%

51	Panama City, FL	250	2	397,492	98.1%	98.1%	4,221	10.82	0.5%	0.6%	0.4%
52	Greenville-Anderson, SC	61	2	220,723	99.4%	99.4%	4,177	19.49	0.5%	0.3%	0.4%
53	Boulder, CO	161	1	275,919	83.0%	85.3%	4,076	17.31	0.3%	0.4%	0.4%
54	Charleston-North Charleston, SC	74	2	498,871	81.2%	82.5%	4,066	10.05	0.5%	0.8%	0.4%
55	Norwich-New London, CT	186	1	243,511	88.3%	88.3%	4,011	19.09	0.3%	0.4%	0.4%
56	Bakersfield, CA	63	1	240,068	97.8%	97.8%	3,761	16.32	0.3%	0.4%	0.4%
57	Atlantic City-Hammonton, NJ	180	1	179,183	93.5%	99.1%	3,672	20.68	0.3%	0.3%	0.4%
58	Richmond, VA	45	2	227,579	91.5%	95.3%	3,599	16.60	0.5%	0.4%	0.4%
59	Winston-Salem, NC	89	2	351,938	86.0%	86.0%	3,521	12.28	0.5%	0.5%	0.4%
60	Hilton Head Island-Bluffton, SC	208	2	231,952	77.7%	80.3%	3,429	18.40	0.5%	0.4%	0.4%
61	Fresno, CA	56	1	215,166	98.8%	100.0%	3,331	15.48	0.3%	0.3%	0.3%
62	Greenville, NC	256	1	233,153	97.1%	98.1%	3,317	14.50	0.3%	0.4%	0.3%
63	Virginia Beach-Norfolk-Newport News, VA-NC	38	1	150,105	97.6%	99.8%	3,295	22.22	0.3%	0.2%	0.3%
64	Springfield, MA	88	2	322,088	93.3%	95.7%	3,111	13.72	0.5%	0.5%	0.3%
65	Pittsfield, MA	332	1	188,444	99.1%	99.1%	2,981	15.97	0.3%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Savannah, GA	135	2	221,381	96.6%	97.1%	2,910	13.97	0.5%	0.3%	0.3%
67	Elkhart-Goshen, IN	224	1	214,067	94.7%	98.0%	2,763	13.17	0.3%	0.3%	0.3%
68	Bridgeport-Stamford-Norwalk, CT	60	1	161,075	93.8%	100.0%	2,759	17.13	0.3%	0.2%	0.3%
69	Concord, NH	285	1	196,542	96.5%	100.0%	2,709	14.54	0.3%	0.3%	0.3%
70	Roanoke, VA	164	2	313,340	96.5%	97.1%	2,682	10.93	0.5%	0.5%	0.3%
71	Duluth, MN-WI	174	1	183,105	97.1%	99.1%	2,628	14.49	0.3%	0.3%	0.3%
72	Columbus, OH	32	2	276,504	85.9%	88.4%	2,611	11.05	0.5%	0.4%	0.3%
73	Santa Maria-Santa Barbara, CA	124	1	166,696	85.3%	100.0%	2,445	14.67	0.3%	0.3%	0.3%
74	Rutland, VT	537	1	223,314	90.0%	100.0%	2,296	10.28	0.3%	0.3%	0.2%
75	Flint, MI	138	1	164,632	100.0%	100.0%	2,219	13.57	0.3%	0.3%	0.2%
76	Austin-Round Rock-Georgetown, TX	26	1	170,605	96.0%	96.7%	2,198	13.32	0.3%	0.3%	0.2%
77	Manhattan, KS	326	1	214,898	98.5%	98.5%	2,120	16.17	0.3%	0.3%	0.2%
78	St. Louis, MO-IL	21	2	208,998	94.6%	94.6%	2,105	10.82	0.5%	0.3%	0.2%
79	Greeneville, TN	485	1	224,139	99.3%	99.3%	2,102	9.65	0.3%	0.3%	0.2%
80	Trenton-Princeton, NJ	147	1	149,993	97.3%	97.3%	2,100	14.38	0.3%	0.2%	0.2%
81	Columbus, IN	444	1	143,740	100.0%	100.0%	2,028	14.11	0.3%	0.2%	0.2%
82	Ithaca, NY	377	1	204,405	94.5%	94.5%	2,015	10.43	0.3%	0.3%	0.2%
83	Portland-South Portland, ME	104	1	287,533	95.5%	97.9%	2,006	17.72	0.3%	0.4%	0.2%
84	Crestview-Fort Walton Beach-Destin, FL	173	1	158,118	96.9%	99.1%	2,001	12.77	0.3%	0.2%	0.2%
85	Deltona-Daytona Beach-Ormond Beach, FL	91	1	184,379	98.7%	100.0%	1,852	10.04	0.3%	0.3%	0.2%
86	California-Lexington Park, MD	362	1	92,335	100.0%	100.0%	1,847	20.00	0.3%	0.1%	0.2%
87	Ocean City, NJ	412	1	136,351	90.9%	100.0%	1,832	13.44	0.3%	0.2%	0.2%
88	Palm Bay-Melbourne-Titusville, FL	97	1	126,333	93.0%	97.3%	1,831	14.89	0.3%	0.2%	0.2%
89	Tucson, AZ	54	1	165,350	79.3%	79.3%	1,829	13.95	0.3%	0.3%	0.2%
90	Sacramento-Roseville-Folsom, CA	27	1	110,951	21.7%	49.9%	1,785	32.22	0.3%	0.2%	0.2%
91	Toledo, OH	95	1	289,105	81.0%	81.6%	1,659	12.78	0.3%	0.4%	0.2%
92	Des Moines-West Des Moines, IA	83	1	269,705	73.9%	73.9%	1,658	8.32	0.3%	0.4%	0.2%
93	Georgetown, SC	518	1	120,095	96.4%	96.4%	1,610	13.90	0.3%	0.2%	0.2%
94	London, KY	300	1	166,026	100.0%	100.0%	1,609	9.69	0.3%	0.3%	0.2%
95	Durham-Chapel Hill, NC	93	1	97,226	97.1%	97.8%	1,574	16.55	0.3%	0.1%	0.2%
96	Muskegon, MI	252	1	104,600	96.2%	96.2%	1,528	15.19	0.3%	0.2%	0.2%
97	Lafayette-West Lafayette, IN	210	1	132,027	100.0%	100.0%	1,410	10.68	0.4%	0.2%	0.1%
98	Lansing-East Lansing, MI	107	1	160,946	51.1%	86.6%	1,401	10.05	0.4%	0.3%	0.1%
99	Modesto, CA	106	1	86,689	100.0%	100.0%	1,215	14.43	0.4%	0.2%	0.2%
100	Elizabethtown-Fort Knox, KY	278	1	130,466	98.6%	98.6%	1,081	8.40	0.4%	0.3%	0.2%
	100 Largest CBSAs by ABR	—	358	64,361,217	90.4%	94.1%	947,079	16.64	98.1%	99.2%	99.4%

	Other CBSAs	—	7	536,398	87.1%	87.1%	5,481	11.86	1.9%	0.8%	0.6%

TOTAL		—	365	64,897,615	90.4%	94.1%	$952,560	$16.60	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 34

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	49	8,411,204	91.4%	95.6%	$131,983	$16.77	13.3%	13.0%	13.9%
2	California	28	5,213,339	91.7%	96.6%	110,260	23.47	7.7%	8.0%	11.6%
3	Texas	48	7,408,899	88.2%	92.3%	109,133	16.72	13.2%	11.4%	11.5%
4	New York	26	3,398,144	93.3%	95.5%	68,626	21.60	7.1%	5.2%	7.2%
5	Pennsylvania	24	4,337,123	90.8%	93.7%	65,930	20.02	6.6%	6.7%	6.9%
6	Illinois	16	4,291,493	84.1%	86.6%	53,690	15.05	4.4%	6.6%	5.6%
7	New Jersey	16	2,821,952	90.7%	95.5%	46,523	18.33	4.4%	4.3%	4.9%
8	Georgia	26	3,627,261	88.8%	94.7%	46,217	13.92	7.1%	5.6%	4.9%
9	North Carolina	14	3,067,756	94.6%	96.6%	40,042	14.33	3.8%	4.7%	4.2%
10	Ohio	13	2,880,740	91.9%	94.0%	35,623	15.27	3.6%	4.4%	3.7%
11	Michigan	15	2,795,803	87.5%	92.4%	35,349	14.31	4.1%	4.3%	3.7%
12	Tennessee	7	1,791,013	96.7%	98.2%	23,531	13.69	1.9%	2.8%	2.5%
13	Colorado	7	1,591,767	93.3%	96.9%	22,996	15.82	1.9%	2.5%	2.4%
14	Connecticut	9	1,464,045	87.7%	93.5%	21,086	15.46	2.5%	2.3%	2.2%
15	Massachusetts	10	1,505,427	92.3%	96.9%	20,289	15.65	2.7%	2.3%	2.1%
16	Kentucky	7	1,676,310	93.7%	95.7%	18,956	13.10	1.9%	2.6%	2.0%
17	South Carolina	8	1,448,304	82.7%	89.8%	18,420	14.44	2.2%	2.2%	1.9%
18	Minnesota	9	1,269,831	89.6%	90.5%	16,322	15.46	2.5%	2.0%	1.7%
19	Indiana	5	1,204,777	96.5%	97.4%	14,495	12.45	1.4%	1.9%	1.5%
20	Virginia	6	823,906	91.7%	94.2%	10,594	14.81	1.6%	1.3%	1.1%
21	New Hampshire	5	672,180	94.4%	96.7%	9,342	14.98	1.4%	1.0%	1.0%
22	Maryland	2	371,904	98.4%	99.2%	6,272	17.53	0.5%	0.6%	0.7%
23	Wisconsin	3	520,668	92.4%	93.0%	5,820	12.03	0.8%	0.8%	0.6%
24	Missouri	4	495,523	90.9%	96.8%	4,798	10.07	1.1%	0.8%	0.5%
25	Alabama	1	410,401	82.9%	91.7%	4,273	11.63	0.3%	0.6%	0.4%
26	Kansas	2	376,599	95.5%	95.5%	3,674	13.17	0.5%	0.6%	0.4%
27	Vermont	1	223,314	90.0%	100.0%	2,296	10.28	0.3%	0.3%	0.2%
28	Maine	1	287,533	95.5%	97.9%	2,006	17.72	0.3%	0.4%	0.2%
29	Arizona	1	165,350	79.3%	79.3%	1,829	13.95	0.3%	0.3%	0.2%
30	Iowa	1	269,705	73.9%	73.9%	1,658	8.32	0.3%	0.4%	0.2%
31	West Virginia	1	75,344	44.8%	44.8%	527	15.61	0.3%	0.1%	0.1%

TOTAL		365	64,897,615	90.4%	94.1%	$952,560	$16.60	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

1	Springdale	Mobile	AL	Mobile, AL	2004	410,401	91.7%	$4,273	$11.63	Sam's Club*	Big Lots, Burke's Outlet, Burlington Stores, Conn's Home Plus, Cost Plus World Market, Crunch Fitness, David's Bridal, Fresenius Medical Care, Marshalls, Piccadilly, Shoe Station, Ulta	—
2	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	79.3%	1,829	13.95	Sam's Club*	Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
3	Bakersfield Plaza	Bakersfield	CA	Bakersfield, CA	1970	240,068	97.8%	3,761	16.32	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
4	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	4,827	26.92	Ralphs (Kroger)	Cost Plus World Market, HomeGoods, Rite Aid	—
5	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.1%	3,236	28.02	TBA, Trader Joe's*	CVS, Harbor Freight Tools	—
6	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,554	23.41	Stater Bros.	—	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	100.0%	2,988	24.25	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection	Davis	CA	Sacramento-Roseville-Folsom, CA	1964	110,951	49.9%	1,785	32.22	Trader Joe's	Nordstrom Rack	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	98.8%	1,711	17.57	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	98.0%	3,227	26.41	Major Market, Trader Joe's	Rite Aid	—
11	Arbor - Broadway Faire (3)	Fresno	CA	Fresno, CA	1995	215,166	100.0%	3,331	15.48	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,445	14.67	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	86,689	100.0%	1,215	14.43	Grocery Outlet	American Freight, dd's Discounts (Ross)	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	100.0%	6,591	23.36	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	98.4%	2,328	19.62	Barons Market	Crunch Fitness, Dollar Tree	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	205,273	100.0%	2,733	13.48	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	1996	177,573	95.8%	2,694	32.92	—	Kohl's, Party City	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Berkeley, CA	2019	329,421	96.3%	9,063	28.84	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center (4)	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2023	258,685	97.0%	6,504	25.93	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	98.9%	5,590	33.24	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,385	28.44	Stater Bros.	—	—
22	Village at Mira Mesa (4)	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	432,079	100.0%	11,476	27.41	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	164,757	98.2%	3,992	24.68	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	—
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	92.5%	3,550	35.22	Trader Joe's	Petco, Rite Aid, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	3,778	25.40	El Super (Chedraui USA), Walmart Supercenter	Esporta Fitness, Party City, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	191,475	97.6%	2,506	13.72	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, Big Lots, CVS, Dollar Tree, Regency Theaters	—
27	Vail Ranch Center (4)	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2023	201,682	96.3%	3,587	24.95	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Rite Aid	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	100.0%	1,200	22.56	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	96.1%	2,256	23.68	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (4)	Vallejo	CA	Vallejo, CA	2023	519,324	91.2%	10,947	23.32	Costco*	Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, OfficeMax, Party City, Pep Boys, Petco, PetSmart, Ross Dress for Less, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Lakewood, CO	1994	95,236	100.0%	827	8.68	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	476,988	99.4%	7,675	16.34	King Soopers (Kroger)	2nd & Charles, AMC, Big Lots, Burlington Stores, Boot Barn, buybuy BABY, DICK’S Sporting Goods Warehouse Sale, Goldfish Swim School, Kohl's, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Lakewood, CO	1996	178,013	100.0%	2,167	12.60	King Soopers (Kroger)	Chuze Fitness, iGen	—
34	Villa Monaco	Denver	CO	Denver-Aurora-Lakewood, CO	1978	122,803	97.7%	2,076	17.56	—	Chuze Fitness	—

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

35	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Lakewood, CO	2013	113,830	97.4%	1,247	37.20	King Soopers (Kroger)	—	—
36	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	85.3%	4,076	17.31	Whole Foods Market (Amazon), Costco*, SuperTarget*	Chuck E. Cheese's, Goldfish Swim School, Michaels, PetSmart, Restoration Hardware Outlet, Stickley Furniture, T.J.Maxx, Ulta	—
37	Westminster City Center (4)	Westminster	CO	Denver-Aurora-Lakewood, CO	2023	328,978	100.0%	4,928	14.98	—	Barnes & Noble, David's Bridal, Dollar Tree, DSW, Golf Galaxy, JOANN, Party City, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
38	The Shoppes at Fox Run	Glastonbury	CT	Hartford-East Hartford-Middletown, CT	1974	108,167	93.1%	2,877	28.56	Whole Foods Market (Amazon)	Petco	—
39	Parkway Plaza	Hamden	CT	New Haven-Milford, CT	2006	72,353	95.2%	1,070	15.54	PriceRite (Wakefern)	—	The Home Depot
40	The Manchester Collection	Manchester	CT	Hartford-East Hartford-Middletown, CT	2001	312,908	94.6%	3,213	10.86	Walmart Supercenter*	Advance Auto Parts, Cost Plus World Market, Crazy Hot Deals, DICK’S Sporting Goods Warehouse Sale, DSW, Edge Fitness, Hobby Lobby, Namco, Savers, U.S. Post Office	Best Buy, The Home Depot, Walmart
41	Turnpike Plaza	Newington	CT	Hartford-East Hartford-Middletown, CT	2004	149,894	92.6%	1,670	12.04	Price Chopper (Golub)	—	—
42	North Haven Crossing	North Haven	CT	New Haven-Milford, CT	1993	103,365	97.7%	1,795	17.77	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
43	Christmas Tree Plaza	Orange	CT	New Haven-Milford, CT	1996	133,786	97.0%	1,507	11.61	—	Christmas Tree Shops	—
44	Stratford Square	Stratford	CT	Bridgeport-Stamford-Norwalk, CT	1984	161,075	100.0%	2,759	17.13	—	Esporta Fitness, Five Below, Marshalls	—
45	Waterbury Plaza	Waterbury	CT	New Haven-Milford, CT	2000	178,986	87.9%	2,184	13.88	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
46	Waterford Commons	Waterford	CT	Norwich-New London, CT	2004	243,511	88.3%	4,011	19.09	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Party City, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
47	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	98.9%	4,780	17.59	Publix	Bealls Outlet, Burlington Stores, Crunch Fitness, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
48	Coastal Way - Coastal Landing (3)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	375,820	100.0%	5,004	15.73	Sprouts Farmers Market	Belk, HomeGoods, Marshalls, Michaels, Office Depot, Petco, Ulta	—
49	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,929	96.4%	7,208	24.84	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
50	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	264,921	96.3%	4,115	16.34	Publix	Big Lots, CareerSource Broward, Harvest Church, Off the Wall Trampoline, Planet Fitness, Wellmax Medical Center	—
51	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	90,483	86.4%	1,980	25.33	—	Broward County Library, CVS	—
52	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	100.0%	1,852	10.04	Publix	Big Lots, Planet Fitness, Tractor Supply Co.	—
53	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	99.1%	2,001	12.77	Publix	Bealls Outlet, Books-A-Million, Office Depot, T.J.Maxx	—
54	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	90,384	100.0%	951	10.90	Winn-Dixie (Southeastern Grocers)	Ace Hardware, Family Dollar	—
55	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	330,567	95.0%	2,843	9.73	—	American Freight, Bealls Outlet, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Party City, Surplus Warehouse	—
56	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	98.6%	1,968	20.33	—	Esporta Fitness, La Familia Pawn & Jewelry	—
57	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2002	135,820	99.0%	2,762	20.91	Walmart Neighborhood Market	Walgreens	—
58	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1992	183,816	80.6%	1,816	12.68	Publix	Daily Dealz, Dollar Tree, Staples	—
59	Marco Town Center (4)	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	96.1%	2,898	27.53	Publix	—	—
60	Mall at 163rd Street	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2007	342,385	76.5%	3,296	12.93	Walmart Supercenter*	Citi Trends, Ross Dress for Less	The Home Depot
61	Shops at Palm Lakes (4)	Miami	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2023	231,536	100.0%	5,195	24.52	Fresco y Más (Southeastern Grocers)	dd's Discounts (Ross), LA Fitness, Miami Beach Healthcare Group, Ross Dress for Less	—
62	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	96.8%	2,621	14.01	Publix	Burlington Stores, HomeGoods, Pet Supplies Plus, Planet Fitness	—
63	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,469	96.1%	5,522	18.75	Trader Joe's	Chuck E. Cheese's, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
64	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,133	20.84	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
65	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,948	100.0%	5,212	21.40	The Fresh Market	Big Lots, Burlington Stores, Dollar Tree, HomeGoods, Party City, Saks OFF Fifth	—
66	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	96.2%	1,062	13.61	Publix	—	—

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

67	Presidential Plaza West	North Lauderdale	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2006	88,441	98.4%	1,088	12.50	Sedano's	Family Dollar	—
68	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,622	18.59	—	Burlington Stores, LA Fitness	Target
69	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	96.1%	1,123	15.32	Publix	—	—
70	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,368	18.34	Seabra Foods	Office Depot	—
71	Pointe Orlando (4)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2023	418,282	91.7%	10,801	28.63	—	Capital Grille, Cuba Libre, Dick's Last Resort, Hampton Social, Improv & Fat Fish Blue, Maggiano's Little Italy, Main Event, Monkey Joe's, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
72	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	853	13.22	Publix	—	—
73	Martin Downs Village Center	Palm City	FL	Port St. Lucie, FL	1987	164,917	92.9%	3,223	21.62	—	Goodwill, Walgreens	—
74	23rd Street Station	Panama City	FL	Panama City, FL	1995	98,827	92.4%	1,393	15.26	Publix	—	—
75	Panama City Square	Panama City	FL	Panama City, FL	1989	298,665	100.0%	2,828	9.47	Walmart Supercenter	Big Lots, Harbor Freight Tools, HomeGoods, T.J.Maxx	—
76	East Port Plaza (4)	Port St. Lucie	FL	Port St. Lucie, FL	2023	214,489	92.7%	2,907	14.63	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
77	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	96.0%	1,298	14.20	Winn-Dixie (Southeastern Grocers)	—	—
78	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	762	13.36	Winn-Dixie (Southeastern Grocers)	—	—
79	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-Pompano Beach, FL	2005	39,404	100.0%	887	22.51	SuperTarget*	—	—
80	Beneva Village Shoppes	Sarasota	FL	North Port-Sarasota-Bradenton, FL	2020	144,078	100.0%	2,885	20.02	Publix	Archwell Health, Harbor Freight Tools	—
81	Sarasota Village	Sarasota	FL	North Port-Sarasota-Bradenton, FL	1972	173,184	100.0%	2,300	13.62	Publix	Big Lots, Crunch Fitness, HomeGoods	—
82	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	126,333	97.3%	1,831	14.89	Publix	Home Centric, Planet Fitness	—
83	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,154	13.74	Sprouts Farmers Market	Bealls Outlet, Burlington Stores, T.J.Maxx	—
84	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	274,200	98.5%	4,408	16.54	Publix	Bealls Outlet, Bed Bath & Beyond, Michaels, Party City, Petco	—
85	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	90.1%	2,212	18.08	Publix	CVS, Dollar Tree	—
86	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,413	9.56	Winn-Dixie (Southeastern Grocers)	Bealls Outlet, Big Lots	—
87	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	195,214	84.5%	2,193	13.30	Winn-Dixie (Southeastern Grocers)	Big Lots, Chuck E. Cheese's, Crunch Fitness, Lorraine's Academy & Spa	—
88	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	85.4%	1,908	14.78	Publix	Revive Health and Wellness	—
89	Sunrise Town Center	Sunrise	FL	Miami-Fort Lauderdale-Pompano Beach, FL	1989	110,109	92.4%	861	8.46	Patel Brothers	Dollar Tree	Walmart
90	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	98.9%	1,803	19.67	Publix	—	—
91	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	95.2%	1,399	17.34	—	Dollar Tree, Ross Dress for Less	—
92	Tarpon Mall	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	100.0%	2,551	17.49	Publix	Petco, T.J.Maxx, Ulta	—
93	Venice Plaza	Venice	FL	North Port-Sarasota-Bradenton, FL	1999	132,345	98.8%	1,070	8.18	Winn-Dixie (Southeastern Grocers)	T.J.Maxx	—
94	Venice Shopping Center	Venice	FL	North Port-Sarasota-Bradenton, FL	2000	109,801	97.8%	1,031	9.60	Publix	American Freight	—
95	Venice Village	Venice	FL	North Port-Sarasota-Bradenton, FL	2022	175,342	97.9%	3,592	20.93	Publix	JOANN, Planet Fitness	—
96	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1993	291,622	91.1%	4,066	20.28	—	American Freight, Barnes & Noble, Cooper's Hawk Winery and Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, buybuy BABY, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
97	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1952	445,342	85.5%	4,813	12.93	City Farmers Market	dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma, P.C.X.	—
98	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1985	66,197	100.0%	590	8.91	Food Depot	Dollar Tree	—
99	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	79,047	100.0%	1,311	16.59	Publix	—	—
100	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Alpharetta, GA	2000	67,270	100.0%	839	12.47	Publix	—	—
101	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Alpharetta, GA	2002	94,886	97.1%	1,344	14.59	Kroger	—	—
102	Northside	Dalton	GA	Dalton, GA	2001	78,922	100.0%	893	12.08	—	America's Thirft Stores, Dollar Tree	—

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

103	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	77,811	100.0%	964	12.39	Publix	—	—
104	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Alpharetta, GA	1986	46,670	91.2%	803	18.94	Kroger*	—	—
105	Venture Pointe	Duluth	GA	Atlanta-Sandy Springs-Alpharetta, GA	1995	155,172	100.0%	1,776	11.45	Costco*	American Freight, Ollie's Bargain Outlet, Studio Movie Grill	Big Lots
106	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	178,871	84.0%	1,438	11.28	Food Depot	Staples	—
107	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Alpharetta, GA	1992	218,818	100.0%	3,025	14.19	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
108	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Alpharetta, GA	2003	97,040	96.1%	1,368	14.66	Publix	—	—
109	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	1994	105,884	95.2%	1,622	16.09	Publix	—	—
110	The Village at Mableton (4)	Mableton	GA	Atlanta-Sandy Springs-Alpharetta, GA	2023	222,161	95.7%	2,163	10.18	—	Burlington Stores, Cash America, DashMart, dd's Discounts (Ross), Dollar Tree, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
111	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1982	56,840	97.9%	1,031	19.17	—	Crunch Fitness	—
112	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	2004	113,079	97.3%	1,450	13.17	Kroger	—	—
113	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Alpharetta, GA	1996	144,351	96.3%	2,156	15.51	Kroger	—	—
114	Creekwood Village	Rex	GA	Atlanta-Sandy Springs-Alpharetta, GA	1990	69,778	100.0%	682	9.77	Food Depot	—	—
115	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2016	107,355	100.0%	2,139	19.92	—	Planet Fitness	—
116	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	1988	93,420	92.7%	1,071	12.37	—	PGA TOUR Superstore	—
117	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Alpharetta, GA	2005	275,294	94.8%	2,951	11.30	Publix	Frontgate, Sky Zone	—
118	Victory Square	Savannah	GA	Savannah, GA	2007	119,919	96.0%	1,737	16.02	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
119	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Alpharetta, GA	2008	184,185	98.7%	3,210	17.66	Kroger	DaVita Dialysis	—
120	Stone Mountain Festival	Stone Mountain	GA	Atlanta-Sandy Springs-Alpharetta, GA	2006	135,865	93.8%	1,602	12.57	—	Conn's Home Plus, Harbor Freight Tools, NCG Cinemas	—
121	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	98.4%	1,173	11.75	Kroger	—	—
122	Haymarket Square	Des Moines	IA	Des Moines-West Des Moines, IA	1979	269,705	73.9%	1,658	8.32	—	Big Lots, Dollar Tree, Genesis Health Club, Northern Tool + Equipment, Office Depot	—
123	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	1999	199,663	96.3%	3,887	20.22	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese's, Dollar Tree, Kirkland's, Party City, Petco, Ulta	—
124	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN-WI	2000	151,643	89.7%	2,094	15.39	—	Harbor Freight Tools, XSport Fitness	Kohl's
125	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	196,445	100.0%	2,472	12.58	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
126	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	324,977	97.1%	4,714	16.07	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, The Home Depot, XSport Fitness	—
127	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	541,651	84.9%	5,751	13.35	—	AMC, At Home, Burlington Stores, Dollar Tree, Hollywood Park, JOANN, National Tire & Battery, OfficeMax, Party City, PetSmart, Planet Fitness, Ross Dress for Less	—
128	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN-WI	1987	273,060	75.1%	2,150	10.49	Jewel-Osco (Albertsons)	Burlington Stores, Harbor Freight Tools	Hobby Lobby
129	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN-WI	2005	347,503	100.0%	4,920	14.16	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
130	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN-WI	2006	171,530	93.8%	2,207	13.72	—	Bear Paddle Swim School, Best Buy, Painted Tree Marketplace, PetSmart	—
131	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	106,683	79.3%	1,401	16.56	Sunset Foods	—	—
132	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN-WI	2019	240,007	65.9%	2,077	13.14	—	Altitude Trampoline Park, David's Bridal, JOANN, LA Fitness	—
133	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN-WI	1997	118,281	93.8%	1,754	16.67	Jewel-Osco (Albertsons)	Planet Fitness	—
134	Westridge Court (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN-WI	1992	699,491	73.3%	8,851	18.00	The Fresh Market	buybuy BABY, Cost Plus World Market, DICK'S Sporting Goods, Discovery Clothing, Edge Fitness, Five Below, Funtopia USA, La-Z-Boy Furniture, Painted Tree Marketplace, Star Cinema Grille, Ulta, Walter E. Smithe Furniture & Design, Wilton Brands	—
135	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN-WI	2007	387,873	96.6%	4,523	12.08	Amazon Fresh	Best Buy, Burlington Stores, Kohl's, Michaels, Petco	—
136	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	1990	101,800	92.5%	1,855	19.69	Whole Foods Market (Amazon)	Skechers	—

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

137	Rollins Crossing	Round Lake Beach	IL	Chicago-Naperville-Elgin, IL-IN-WI	1998	192,913	93.2%	1,883	17.58	—	Buffalo Wild Wings, Esporta Fitness, Harbor Freight Tools, Petco	—
138	Tinley Park Plaza	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN-WI	2022	237,973	79.5%	3,151	16.65	Amazon Fresh	Burlington Stores, Dollar Tree, Planet Fitness, The Tile Shop	—
139	Meridian Village	Carmel	IN	Indianapolis-Carmel-Anderson, IN	1990	130,769	100.0%	1,467	11.22	—	Godby Home Furnishings, Ollie's Bargain Outlet	—
140	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	100.0%	2,028	14.11	—	Burlington Stores, Five Below, OfficeMax, T.J.Maxx	Target
141	Market Centre	Goshen	IN	Elkhart-Goshen, IN	1994	214,067	98.0%	2,763	13.17	Walmart Supercenter*	Burlington Stores, Dollar Tree, JOANN, Ross Dress for Less, Staples	—
142	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Anderson, IN	2022	584,174	95.4%	6,827	12.46	Kroger	Aaron's, American Freight, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, Ross Dress for Less, T.J.Maxx	—
143	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,410	10.68	Pay Less (Kroger)	—	—
144	Westchester Square	Lenexa	KS	Kansas City, MO-KS	1987	161,701	91.4%	1,554	10.51	Hy-Vee	—	—
145	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	98.5%	2,120	16.17	Dillons (Kroger)	JOANN, Marshalls	—
146	North Dixie Plaza	Elizabethtown	KY	Elizabethtown-Fort Knox, KY	1992	130,466	98.6%	1,081	8.40	—	At Home, Staples	—
147	Florence Plaza - Florence Square (3)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	98.1%	8,723	16.54	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Burlington Stores, Boot Barn, Chuck E. Cheese's, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
148	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	208,388	80.4%	1,743	11.06	—	CVS, Dollar Tree	—
149	London Marketplace	London	KY	London, KY	1994	166,026	100.0%	1,609	9.69	Kroger	Burke's Outlet, Kohl's, Marshalls, Planet Fitness	—
150	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	97.1%	2,035	11.98	Kroger	Petco	—
151	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	158,009	95.7%	1,774	12.35	Kroger	Anytime Fitness	—
152	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	96.8%	1,991	12.95	Kroger Marketplace	—	—
153	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	100.0%	1,218	8.67	America's Food Basket	Citi Trends, Crunch Fitness	—
154	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	1992	79,698	84.4%	2,013	29.93	—	Golf Galaxy, Staples	Duluth Trading Co.
155	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	95.8%	1,784	13.82	Super Stop & Shop (Ahold Delhaize)	JOANN, Ocean State Job Lot	—
156	WaterTower Plaza (4)	Leominster	MA	Worcester, MA-CT	2023	283,344	98.7%	4,020	14.64	TBA	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Party City, Petco, Staples, T.J.Maxx, The Paper Store	—
157	Lunenberg Crossing	Lunenburg	MA	Worcester, MA-CT	1994	25,515	82.3%	318	15.14	Hannaford Bros.*	—	Walmart
158	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	78,046	95.5%	1,501	20.13	Stop And Compare	Crunch Fitness	—
159	Webster Square Shopping Center	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	97.6%	2,621	14.70	Star Market (Albertsons)	Marshalls, Ocean State Job Lot	—
160	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,444	99.1%	2,981	15.97	Market 32 (Golub)	Barnes & Noble, Michaels, Staples, Ulta	The Home Depot, Walmart
161	Westgate Plaza	Westfield	MA	Springfield, MA	1996	126,093	95.5%	1,327	13.59	ALDI	Ocean State Job Lot, Staples, T.J.Maxx	—
162	Perkins Farm Marketplace	Worcester	MA	Worcester, MA-CT	1967	205,048	98.6%	2,506	19.79	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
163	South Plaza Shopping Center	California	MD	California-Lexington Park, MD	2005	92,335	100.0%	1,847	20.00	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
164	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,569	99.0%	4,425	16.67	Giant Food (Ahold Delhaize)	Big Lots, JOANN, Planet Fitness, Ross Dress for Less, Ulta	—
165	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,533	97.9%	2,006	17.72	—	Big Lots, Dollar Tree, JOANN, Lowe's, O'Reilly Auto Parts	—
166	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,536	90.9%	6,825	18.89	Kroger	DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Ulta	—
167	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	288,528	98.6%	5,027	17.67	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
168	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	96.7%	1,037	12.56	Busch’s Fresh Food Market	Ace Hardware	—
169	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	79,068	98.0%	859	11.09	—	Ollie's Bargain Outlet, True Value	—
170	Silver Pointe Shopping Center	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,219	13.57	VG's Food (SpartanNash)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

171	Cascade East	Grand Rapids	MI	Grand Rapids-Kentwood, MI	1983	99,529	88.7%	762	8.63	D&W Fresh Market (SpartanNash)	—	—
172	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	86.6%	1,401	10.05	—	Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
173	Lakes Crossing	Muskegon	MI	Muskegon, MI	2008	104,600	96.2%	1,528	15.19	—	JOANN, Party City, Shoe Carnival, Ulta	Kohl's
174	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	304,283	80.6%	2,892	11.79	Prince Valley Market	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Octapharma	—
175	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	465,309	97.4%	7,097	20.52	TBA	Barnes & Noble, DSW, Emagine Theatre, Kohl's, OfficeMax, Old Navy, Petco, T.J.Maxx, Ulta	Target
176	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,724	98.5%	1,241	12.39	—	Citi Trends, Party City, Planet Fitness	Burlington Stores, Forman Mills
177	18 Ryan	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1997	101,564	100.0%	1,012	9.96	Dream Market	Dollar Tree, Planet Fitness	—
178	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,113	7.19	—	Bed Bath & Beyond, Dunham's Sports, Urban Air Adventure Park	—
179	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	159,080	66.1%	1,364	12.97	—	Crunch Fitness, Party City, Petco, Ross Dress for Less	Burlington Stores, Target
180	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	972	8.16	Save-A-Lot (Rabban Brothers)	Big Lots, Dollar Tree, Planet Fitness	—
181	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	99.0%	2,430	19.75	SuperTarget*	Best Buy, Dollar Tree, Walgreens	—
182	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,293	14.06	Cub Foods (United Natural Foods Inc.)	—	—
183	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	99.1%	2,628	14.49	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, JOANN, T.J.Maxx	—
184	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	95.6%	1,957	23.27	Cub Foods (United Natural Foods Inc.)*	Ablelight Thrift, MGM Wine and Spirits	—
185	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	69.1%	1,689	11.45	—	Dollar Tree, Marshalls, Michaels, Walgreens	—
186	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	100.0%	1,119	19.29	ALDI, Cub Foods*	Dollar Tree	—
187	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	100.0%	1,994	16.80	Fresh Thyme Farmers Market	Dollar Tree, Marshalls	—
188	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,897	83.8%	2,090	11.75	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Citi Trends, Dollar Tree, Overstock Furniture & Mattress, Planet Fitness	—
189	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,122	15.36	Festival Foods (Knowlan's Super Markets)	Dollar Tree	—
190	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	94.2%	1,630	12.92	ALDI	Chuck E. Cheese's, Michaels, Party City, Petco	—
191	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	98.4%	1,499	9.42	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
192	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	98.3%	1,194	9.73	Price Chopper (Associated Wholesale)	—	—
193	Maplewood Square	Maplewood	MO	St. Louis, MO-IL	1998	71,590	95.4%	475	6.95	Schnucks	—	—
194	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,659	15.89	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
195	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,424	94.2%	4,555	16.95	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
196	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,197	9.04	Patel Brothers	Big Air Trampoline, Big Lots, Dollar Tree, Gabe's, The Home Depot, Tokyo Grill and Supreme Buffet, Value City Furniture	—
197	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	180,017	97.4%	2,732	15.57	LIDL	Boot Barn, Conn's Home Plus, Harbor Freight Tools, PetSmart	Target, The Home Depot
198	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	94.2%	3,956	14.70	Walmart Supercenter*	Best Buy, Burke's Outlet, Dollar Tree, Five Below, Michaels, Pep Boys, pOpshelf, Ross Dress for Less	—
199	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	99.0%	6,081	15.09	—	Burlington Stores, Christmas Tree Shops, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, Party City, PetSmart, Ross Dress for Less, Shoe Carnival, Ulta	Target
200	University Commons	Greenville	NC	Greenville, NC	1996	233,153	98.1%	3,317	14.50	Harris Teeter (Kroger)	Barnes & Noble, Overstock Furniture & Mattress, Petco, Shoe Carnival, T.J.Maxx	Target
201	Roxboro Square	Roxboro	NC	Durham-Chapel Hill, NC	2005	97,226	97.8%	1,574	16.55	—	Person County Health & Human Services	—
202	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	100.0%	4,358	12.47	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinsletown	—

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

203	Crossroads	Statesville	NC	Charlotte-Concord-Gastonia, NC-SC	1997	11,114	100.0%	155	—	Walmart Supercenter*	Olive Garden	Tractor Supply Co., Big Lots, Burkes Outlet
204	New Centre Market	Wilmington	NC	Wilmington, NC	1998	143,762	97.5%	2,127	15.60	—	Burlington Stores, Party City, PetSmart, Shoe Carnival, Sportsman's Warehouse	Target
205	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	99.1%	3,810	16.34	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
206	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	82.4%	2,559	11.93	Compare Foods	Badcock Home Furniture, Citi Trends, Modern Home, Office Depot, O'Reilly Auto Parts	—
207	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	100.0%	962	13.30	—	Chef Store, Golf Galaxy, Mattress Firm	—
208	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,002	97.4%	1,859	19.58	—	Bed Bath & Beyond, Boston Interiors	—
209	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	100.0%	2,709	14.54	Market Basket (DeMoulas Supermarkets)	Burlington Stores, JOANN, Marshalls	—
210	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	100.0%	2,540	21.10	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
211	Seacoast Shopping Center	Seabrook	NH	Boston-Cambridge-Newton, MA-NH	1991	89,634	92.2%	673	8.14	—	JOANN, The Zoo Health Club, Tractor Supply Co.	Ashley Furniture, Cardi's Furniture, Ocean State Job Lot
212	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	151,754	91.7%	1,561	11.22	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
213	Laurel Square (4)	Brick	NJ	New York-Newark-Jersey City, NY-NJ-PA	2023	245,984	93.3%	2,112	9.20	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
214	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,211	97.2%	4,852	24.57	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
215	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ-PA	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
216	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,459	97.7%	3,472	15.53	LIDL	Big Lots, Esporta Fitness, Pep Boys, Ross Dress for Less, Ulta	—
217	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	97.3%	2,100	14.38	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
218	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ-PA	2002	127,230	94.9%	1,630	13.49	Super Stop & Shop (Ahold Delhaize)	—	—
219	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	97.4%	7,585	23.16	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
220	Middletown Plaza (4)	Middletown	NJ	New York-Newark-Jersey City, NY-NJ-PA	2023	201,781	85.3%	3,286	19.40	—	At Home, Party City, Petco, Retro Fitness	—
221	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	94.5%	1,290	29.99	ShopRite	—	—
222	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ-PA	2022	254,548	100.0%	4,728	18.57	Bhavani Food Market, TBA	Dollar Tree, Marshalls, Pep Boys, Petco, Texas Roadhouse	—
223	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ-PA	1994	159,561	78.5%	2,591	20.69	—	Blink Fitness (Equinox), Marshalls	—
224	Rio Grande Plaza	Rio Grande	NJ	Ocean City, NJ	1997	136,351	100.0%	1,832	13.44	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
225	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,183	99.1%	3,672	20.68	ShopRite (Village Supermarket)	Staples	—
226	Springfield Place	Springfield	NJ	New York-Newark-Jersey City, NY-NJ-PA	1965	36,209	100.0%	693	19.14	ShopRite (Village Supermarket)	—	—
227	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ-PA	2006	87,760	95.3%	1,460	17.46	—	Dollar Tree, Jersey Strong	Uncle Giuseppe's
228	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	99.1%	3,755	17.53	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
229	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ-PA	1993	89,704	94.5%	2,769	32.65	ALDI	T.J.Maxx	—
230	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1998	84,316	94.1%	1,869	24.15	TBA, BJ's Wholesale*	Five Below	Kohl's, Walmart
231	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ-PA	1991	77,458	91.3%	2,094	29.61	Stop & Shop*, Wild by Nature Market*	—	Rite Aid
232	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ-PA	2022	217,893	100.0%	4,305	19.76	—	Burlington Stores, Crazy Hot Deals, Dollar Tree, Floor & Décor, Phenix Salon Suites	—
233	Dalewood I, II & III Shopping Center (4)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ-PA	2023	196,375	92.4%	7,328	41.30	H-Mart	Barnes & Noble, Christmas Tree Shops, T.J.Maxx, Ulta	—
234	Unity Plaza	Hopewell Junction	NY	Poughkeepsie-Newburgh-Middletown, NY	2005	67,462	100.0%	1,430	21.20	Acme (Albertsons)	—	—
235	Cayuga Mall	Ithaca	NY	Ithaca, NY	1969	204,405	94.5%	2,015	10.43	ALDI	Big Lots, JOANN, Planet Fitness, True Value, VA Community Based Outpatient	—

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

236	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ-PA	1985	72,208	100.0%	1,635	22.64	Key Food Marketplace	T.J.Maxx	—
237	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ-PA	1981	17,000	100.0%	669	39.35	Trader Joe's	—	—
238	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ-PA	1972	61,904	100.0%	1,555	25.12	KolSave Market*	Dollar Tree, Planet Fitness	—
239	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ-PA	2020	36,470	100.0%	1,463	40.12	North Shore Farms	CVS	—
240	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ-PA	2007	223,322	97.6%	3,366	15.93	Super Stop & Shop (Ahold Delhaize)	Lumber Liquidators, Planet Fitness, Savers	—
241	Wallkill Plaza	Middletown	NY	Poughkeepsie-Newburgh-Middletown, NY	1986	209,910	98.5%	2,274	11.33	—	Ashley Homestore, Big Lots, Citi Trends, David's Bridal, Hobby Lobby	—
242	Monroe ShopRite Plaza	Monroe	NY	Poughkeepsie-Newburgh-Middletown, NY	1985	122,007	97.5%	1,891	15.89	ShopRite (Wakefern)	Crazy Hot Deals, U.S. Post Office	—
243	Rockland Plaza	Nanuet	NY	New York-Newark-Jersey City, NY-NJ-PA	2006	251,448	90.2%	5,484	26.21	A Matter of Health	Barnes & Noble, Crazy Hot Deals, Jembro, Marshalls, Ulta	—
244	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ-PA	1971	39,743	79.3%	1,191	37.81	—	—	—
245	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ-PA	1961	129,996	90.8%	3,155	26.73	—	Dollar Tree, HomeGoods	—
246	Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2018	120,089	100.0%	3,113	25.92	Costco*	HomeSense, Marshalls, PetSmart, Ulta	—
247	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ-PA	2002	99,131	100.0%	2,092	21.10	Fine Fare	CVS, T.J.Maxx	—
248	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ-PA	1975	44,131	100.0%	1,284	29.10	—	HomeGoods	—
249	College Plaza (4)	Selden	NY	New York-Newark-Jersey City, NY-NJ-PA	2023	193,099	92.9%	3,954	27.21	ShopRite (Wakefern)	Bob's Discount Furniture, Burlington Stores, Wren Kitchens	Firestone
250	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	86.1%	1,828	13.21	—	Staples	—
251	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,154	100.0%	2,310	11.15	—	Boot Barn, DICK’S Sporting Goods Warehouse Sale, JOANN, Kohl's, PetSmart	Target
252	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,647	17.84	—	HomeGoods, Michaels, Old Navy	—
253	Town Square Mall (3)	Vestal	NY	Binghamton, NY	1991	291,346	94.9%	4,943	17.87	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK'S Sporting Goods, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—
254	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ-PA	1977	88,501	98.4%	2,962	34.02	H-Mart	—	—
255	Brunswick Town Center	Brunswick	OH	Cleveland-Elyria, OH	2004	151,048	97.0%	2,490	17.60	Giant Eagle	—	The Home Depot
256	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	98.7%	2,764	18.27	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
257	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	165,348	99.3%	1,561	9.59	Kroger	Pet Supplies Plus, Salvation Army	—
258	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	253,551	99.0%	4,021	16.02	Fresh Thyme Farmers Market	Esporta Fitness, HomeGoods, Painted Tree Marketplace, T.J.Maxx	—
259	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	240,022	97.3%	4,962	22.06	—	Dollar Tree, Michaels, Old Navy, PetSmart, Staples, T.J.Maxx, Ulta	Target
260	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,315	37.42	Kroger	—	—
261	Crown Point	Columbus	OH	Columbus, OH	1980	144,931	90.2%	1,352	10.34	Kroger	Dollar Tree, Planet Fitness	—
262	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,573	86.4%	1,259	11.92	Kroger	—	—
263	South Towne Centre	Dayton	OH	Dayton-Kettering, OH	1972	333,998	99.4%	4,802	14.80	Health Foods Unlimited	Burlington Stores, Christmas Tree Shops, JOANN, Party City, PetSmart, Value City Furniture	—
264	Southland Shopping Center	Middleburg Heights	OH	Cleveland-Elyria, OH	1951	582,492	89.1%	5,779	11.14	Giant Eagle, Marc's, BJ's Wholesale Club*	Dollar Tree, JOANN, Marshalls, OfficeMax, Party City, Petco, Treasure Hunt, UFC Gym	—
265	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland-Elyria, OH	2002	70,003	100.0%	1,220	17.43	—	Ollie's Bargain Outlet, Sears Outlet	—
266	Surrey Square Mall	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	98.0%	2,439	27.94	Kroger	Advance Auto Parts	—
267	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	289,105	81.6%	1,659	12.78	Kroger	Big Lots, Crunch Fitness, Dollar General, Harbor Freight Tools	—
268	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	91.1%	2,473	19.32	Giant Food (Ahold Delhaize)	CVS	—
269	Park Hills Plaza	Altoona	PA	Altoona, PA	1985	15,184	100.0%	520	34.25	Weis Markets*	—	Burlington Stores, Dunham's Sports, Harbor Freight Tools, Shoe Carnival, Urban Air Adventure Park

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

270	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	98.2%	4,297	14.68	Giant Food (Ahold Delhaize)	Big Lots, Citi Trends, Marshalls, PetSmart, Powerhouse Gym, Rite Aid, Staples	—
271	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	260,953	91.6%	2,911	12.52	—	Ollie's Bargain Outlet, RumbleOn	—
272	Chalfont Village Shopping Center	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	46,051	59.5%	316	11.53	—	—	—
273	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	92.1%	2,567	19.39	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
274	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	88.5%	1,739	19.45	Kimberton Whole Foods	Pep Boys	—
275	Plymouth Square Shopping Center (4)	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2023	234,874	87.7%	4,614	22.39	Weis Markets	Planet Fitness, REI, Rite Aid	—
276	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	100.0%	2,215	29.00	Giant Food (Ahold Delhaize)	—	—
277	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	66.7%	627	20.84	Hung Vuong Food Market*	—	—
278	Dickson City Crossings (4)	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	312,355	98.9%	3,775	19.31	—	Burlington Stores, Dollar Tree, Gabe's, JOANN, Party City, PetSmart, Sierra Trading Post, T.J.Maxx, The Home Depot	—
279	Barn Plaza	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	237,681	76.4%	2,736	15.07	—	Kohl's	—
280	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	83.7%	1,237	19.65	—	Ross Dress for Less	—
281	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	89.7%	1,009	20.71	Weis Markets*	DaVita Dialysis	—
282	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	224,502	97.2%	7,752	36.93	McCaffrey's	Ulta	—
283	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,081	28.97	—	Target	—
284	Roosevelt Mall (4)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2023	589,360	96.4%	9,873	39.15	Sprouts Farmers Market	LA Fitness, Macy's, Oak Street Health, Ross Dress for Less	—
285	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	95.5%	1,319	7.82	Redner's Warehouse Market	Big Lots, Ross Dress for Less	—
286	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	95.1%	1,703	11.58	ALDI	Big Lots, Dollar Tree, Planet Fitness, Rite Aid	—
287	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	464	11.12	Fresh Grocer*	—	—
288	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	4,056	18.56	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Party City, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
289	Shops at Prospect	West Hempfield	PA	Lancaster, PA	1994	63,392	91.6%	768	13.22	Giant Food (Ahold Delhaize)	—	—
290	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	315,192	94.1%	3,192	10.76	Redner's Warehouse Market	Decor Home Furniture, Dollar Tree, Gabe's, PetSmart, Ross Dress for Less, Staples	—
291	Wilkes-Barre Township Marketplace	Wilkes-Barre	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,686	35.48	Walmart Supercenter	Chuck E. Cheese's, Cracker Barrel, Party City, Pet Supplies Plus	—
292	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton, SC	2006	166,639	99.6%	2,940	17.71	Kroger	K1 Speed	—
293	Milestone Plaza	Greenville	SC	Greenville-Anderson, SC	1995	89,721	98.5%	1,658	19.91	Lowes Foods (Alex Lee)	—	—
294	Circle Center	Hilton Head Island	SC	Hilton Head Island-Bluffton, SC	2000	65,313	31.1%	489	24.06	—	—	—
295	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	173,524	99.3%	1,796	10.64	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym	—
296	Festival Centre	North Charleston	SC	Charleston-North Charleston, SC	1987	325,347	73.5%	2,270	9.63	—	American Freight, Gold's Gym, NewSpring Church	—
297	Pawleys Island Plaza	Pawleys Island	SC	Georgetown, SC	2015	120,095	96.4%	1,610	13.90	Publix	Petco, T.J.Maxx	—
298	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson, SC	2003	131,002	100.0%	2,519	19.23	—	Petco, Ross Dress for Less, T.J.Maxx	Target
299	Hillcrest Market Place (4)	Spartanburg	SC	Spartanburg, SC	2023	376,663	97.6%	5,138	14.49	Publix	Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
300	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,948	100.0%	3,342	12.72	ALDI	At Home, Big Lots, DICK’S Sporting Goods Warehouse Sale	—
301	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	331,386	99.6%	4,393	13.31	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Mercy Children's Clinic, Painted Tree Marketplace, Planet Fitness	—
302	Greeneville Commons	Greeneville	TN	Greeneville, TN	2002	224,139	99.3%	2,102	9.65	—	Belk, Burke's Outlet, Hobby Lobby, Marshalls, Ross Dress for Less	—
303	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,012	8.48	—	Badcock Home Furniture, Painted Tree Marketplace, Urban Air Adventure Park	—

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

304	The Commons at Wolfcreek (3)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	97.8%	10,278	17.02	—	Academy Sports + Outdoors, Best Buy, Big Lots, Burlington Stores, Citi Trends, Crazy Hot Deals, Dave & Busters, David's Bridal, Dollar Tree, DSW, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	Target, The Home Depot
305	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	90.1%	1,348	13.11	Kroger	—	—
306	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,056	12.78	Kroger	—	Walgreens
307	Parmer Crossing	Austin	TX	Austin-Round Rock-Georgetown, TX	1989	170,605	96.7%	2,198	13.32	Desi Brothers	Big Lots, Dollar Tree, Harbor Freight Tools, Planet Fitness	—
308	Baytown Shopping Center	Baytown	TX	Houston-The Woodlands-Sugar Land, TX	1987	95,941	59.6%	949	16.60	—	Goodwill	—
309	El Camino	Bellaire	TX	Houston-The Woodlands-Sugar Land, TX	2008	71,651	98.5%	689	9.76	El Ahorro Supermarket	Dollar Tree, Family Dollar	—
310	Townshire	Bryan	TX	College Station-Bryan, TX	2002	136,887	85.2%	917	7.86	—	AlphaGraphics	—
311	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	97.4%	3,293	19.43	—	Dollar Tree, HomeGoods, Party City, Spec's Liquors	Kohl's
312	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	100.0%	1,485	28.21	Kroger	CVS	—
313	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	87.0%	999	13.56	—	Crunch Fitness	—
314	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	95,354	95.2%	2,396	26.38	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
315	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	33.5%	346	15.93	—	—	—
316	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	96.4%	753	11.33	—	Canales	—
317	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	100.0%	501	11.01	—	Big Lots	—
318	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	86.8%	1,188	13.26	El Rio Grande Latin Market	Family Dollar	—
319	Wynnewood Village (4)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2023	576,375	89.5%	6,750	17.01	El Rancho (Heritage Grocers), Kroger	Citi Trends, DaVita Dialysis, DaVita Dialysis, Dollar Tree, Five Below, Kids Empire, LA Fitness, Ross Dress for Less, Target	—
320	Parktown	Deer Park	TX	Houston-The Woodlands-Sugar Land, TX	1999	118,221	96.4%	1,152	10.11	Food Town	Burke's Outlet, Walgreens	—
321	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	77.7%	1,833	13.83	Tom Thumb (Albertsons)	Dollar Tree, Goody Goody Wine & Spirits	—
322	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,423	93.6%	4,080	22.09	Tom Thumb (Albertsons)	DSW, Ulta	—
323	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	793,217	92.9%	16,794	22.79	SuperTarget*	Best Buy, Big Lots, Boot Barn, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, Party City, PetSmart, pOpshelf, Ross Dress for Less, Staples, T.J.Maxx, Ulta	—
324	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,403	15.77	Truong Nguyen Grocer	—	—
325	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	98.7%	1,230	12.54	—	Painted Tree Marketplace, Planet Fitness	—
326	Bay Forest	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	71,667	95.3%	735	10.77	Kroger	—	—
327	Beltway South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	107,174	95.1%	999	31.37	Kroger	—	—
328	Braes Heights	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	92,179	92.5%	2,623	30.75	—	CVS, My Salon Suites	—
329	Braesgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1997	91,982	96.3%	718	8.10	Food Town	—	—
330	Broadway	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2006	74,988	100.0%	971	13.46	El Ahorro Supermarket	Blink Fitness (Equinox), Melrose Fashions	—
331	Clear Lake Camino South	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1964	106,058	90.6%	1,425	15.87	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—
332	Hearthstone Corners	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2019	208,147	98.0%	2,411	11.81	El Rancho (Heritage Grocers)	Big Lots, Conn's Home Plus, XL Parts	—
333	Jester Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2022	62,665	93.7%	1,321	22.50	—	24 Hour Fitness	—
334	Jones Plaza (4)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2023	111,206	95.4%	1,279	12.06	La Michoacana Meat Market	Aaron's, Fitness Connection	—
335	Jones Square	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1999	169,786	99.5%	1,613	9.55	—	Big Lots, Hobby Lobby, King Dollar, Octapharma, Walgreens	—
336	Maplewood	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2004	99,177	100.0%	1,013	10.21	Foodarama	Burke's Outlet, Kids Empire	—
337	Merchants Park	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2009	246,651	99.1%	3,824	15.64	Kroger	Big Lots, Petco, Planet Fitness, Ross Dress for Less	—
338	Northgate	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1972	38,724	100.0%	606	15.65	El Rancho*	WSS	—
339	Northshore (3)	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	229,954	97.1%	3,316	15.07	Sellers Bros.	Conn's Home Plus, Dollar Tree, Kamada Plasma, Melrose Fashions, Nova Healthcare, Office Depot	—

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 45

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (5)	Other Major Tenants (2) (5)	Major Tenants

340	Northtown Plaza	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1960	190,666	91.8%	2,491	14.43	El Rancho (Heritage Grocers)	99 Cents Only, Crazy Boss Big Discount Store, dd's Discounts (Ross)	—
341	Orange Grove	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2005	184,664	99.1%	2,220	12.65	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
342	Royal Oaks Village	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2001	146,279	89.8%	3,339	25.43	H-E-B	—	—
343	Tanglewilde Center	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1998	82,623	97.9%	1,327	16.41	ALDI	Dollar Tree, Party City, Salon Park	—
344	West U Marketplace	Houston	TX	Houston-The Woodlands-Sugar Land, TX	2000	60,136	100.0%	1,575	26.19	Whole Foods Market (Amazon)	—	—
345	Westheimer Commons	Houston	TX	Houston-The Woodlands-Sugar Land, TX	1984	245,714	86.7%	2,306	10.82	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Salon Park, Sanitas Medical Center, Shoe Carnival, Walgreens	—
346	Crossroads Centre - Pasadena	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1997	146,567	96.4%	2,124	16.03	Kroger	LA Fitness	—
347	Spencer Square	Pasadena	TX	Houston-The Woodlands-Sugar Land, TX	1998	181,932	93.2%	1,872	11.04	Kroger	Burke's Outlet, Octapharma, Petco, Retro Fitness	—
348	Pearland Plaza	Pearland	TX	Houston-The Woodlands-Sugar Land, TX	1995	156,491	98.5%	1,450	9.41	Kroger	American Freight, Goodwill, Harbor Freight Tools, Walgreens	—
349	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	145,000	89.1%	2,900	23.44	Central Market (H-E-B)	—	—
350	Preston Park Village (4)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2023	256,385	83.1%	5,870	27.54	—	Gap Factory Store, HomeGoods, Petco	—
351	Keegan's Meadow	Stafford	TX	Houston-The Woodlands-Sugar Land, TX	1999	125,293	97.0%	1,516	12.85	El Rancho	Family Dollar	—
352	Lake Pointe Village	Sugar Land	TX	Houston-The Woodlands-Sugar Land, TX	2010	162,263	87.9%	4,227	29.62	Whole Foods Market (Amazon)	—	—
353	Texas City Bay	Texas City	TX	Houston-The Woodlands-Sugar Land, TX	2005	224,842	92.6%	2,233	10.89	Kroger	Conn's Home Plus, Five Below, Harbor Freight Tools, Planet Fitness	—
354	Windvale Center	The Woodlands	TX	Houston-The Woodlands-Sugar Land, TX	2002	100,688	88.1%	1,873	21.10	—	Tesla	—
355	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,882	79.1%	1,018	9.68	—	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
356	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	141,569	96.6%	2,260	16.52	—	Gold's Gym, Hobby Lobby	Kohl's
357	Tuckernuck Square	Richmond	VA	Richmond, VA	1981	86,010	93.0%	1,339	16.74	—	2nd & Charles, Chuck E. Cheese's	—
358	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	147,133	97.1%	1,235	14.71	Kroger	Hamrick's	—
359	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	97.1%	1,447	8.97	—	Dollar Tree, Kohl's, PetSmart	—
360	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Norfolk-Newport News, VA-NC	2010	150,105	99.8%	3,295	22.22	Trader Joe's	Five Below, JOANN, PetSmart, Ulta	—
361	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	100.0%	2,296	10.28	Price Chopper (Golub)	Planet Fitness, T.J.Maxx, Walmart	—
362	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,744	87.0%	3,266	17.17	Sendik's Food Market	Marshalls, The Tile Shop	—
363	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	100.0%	1,045	10.63	Pick 'n Save (Kroger)	—	—
364	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	203,621	96.0%	1,509	7.72	—	Hobby Lobby, Kohl's	Big Lots, Five Below, HomeGoods, Sierra Trading Post
365	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	44.8%	527	15.61	—	Sportsman's Warehouse	—

	TOTAL PORTFOLIO					64,897,615	94.1%	$952,560	$16.60

(1) * Indicates grocer is not owned.
(2) As of June 30, 2023, Major Tenants are defined as any grocer and all National / Regional anchor tenants.
(3) Property is listed as two individual properties on Company website for marketing purposes.
(4) Indicates property is currently in redevelopment.
(5) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended June 30, 2023	Page 46